UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03445

The Merger Fund®

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
THE MERGER FUND® AND VIRTUS
EVENT OPPORTUNITIES TRUST

December 31, 2022
The Merger Fund®
Virtus Westchester Credit Event Fund*
Virtus Westchester Event-Driven Fund
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Shareholders of The Merger Fund® and Virtus Event Opportunities Trust Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2022.
The 12-month period was challenging for investors, as stock and bond markets wrestled with persistently higher inflation, rising interest rates and the ongoing war in Ukraine. The Federal Reserve (the “Fed”) was committed to tamping down rising prices, and implemented several interest rate increases in an effort to accomplish that goal. Investors swung from fears of inflation for much of the year to fears of recession as 2022 came to a close. For the year ended December 31, 2022, global M&A activity remained robust after a record setting year in 2021. Even with macroeconomic and regulatory headwinds, 39 deals worth over $10 billion were announced in 2022.
Domestic and international equity indexes posted negative returns for the 12 months ended December 31, 2022. U.S. large-capitalization stocks declined 18.11%, as measured by the S&P 500® Index, while small-cap stocks were down 20.44%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), lost 14.45%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 20.09%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.88% on December 31, 2022, from 1.52% on December 31, 2021. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 13.01% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were down 11.19%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, The Merger Fund® and Virtus Event Opportunities Trust
February 2023
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Merger Fund, Westchester Credit Event Fund and/or Westchester Event-Driven Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
The Merger Fund
	Class A	$ 1,000.00	$ 1,023.60	1.49%	$ 7.60
	Class I	1,000.00	1,025.50	1.19	6.08
Westchester Credit Event Fund
	Class A	1,000.00	1,035.10	1.91	9.80
	Class I	1,000.00	1,037.10	1.66	8.52
Westchester Event-Driven Fund
	Class A	1,000.00	1,028.00	1.83	9.35
	Class I	1,000.00	1,030.00	1.58	8.08

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
The Merger Fund
	Class A	$ 1,000.00	$ 1,017.69	1.49%	$ 7.58
	Class I	1,000.00	1,019.21	1.19	6.06
Westchester Credit Event Fund
	Class A	1,000.00	1,015.58	1.91	9.70
	Class I	1,000.00	1,016.84	1.66	8.44
Westchester Event-Driven Fund
	Class A	1,000.00	1,015.98	1.83	9.30
	Class I	1,000.00	1,017.24	1.58	8.03

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
ICE BofA U.S. Treasury Bill 3-month Index
The ICE BofA U.S. Treasury Bill 3-month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Morningstar U.S. Fund Event Driven Category Average
The Morningstar U.S. Fund Event Driven Category Average contains strategies that attempt to profit when security prices change in response to certain corporate actions, such as bankruptcies, mergers and acquisitions, emergence from bankruptcy, shifts in corporate strategy, and other atypical events. Activist shareholder and distressed investment strategies also fall into this category. These portfolios typically focus on equity securities but can invest across the capital structure. The category average is calculated on a total return basis with dividends reinvested. The category average is unmanaged and it is not available for direct investment.
Nasdaq Composite® Index
The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Overnight Bank Funding Rate (“OBFR”)
The overnight bank funding rate is a measure of wholesale, unsecured, overnight bank funding costs. It is calculated using federal funds transactions, certain Eurodollar transactions, and certain domestic deposit transactions

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Special Purpose Acquisition Company (“SPAC”)
A special purpose acquisition company (SPAC) is a company that has no commercial operations and is formed strictly to raise capital through an initial public offering for the purpose of acquiring or merging with an existing company.
Standard & Poor’s Depositary Receipt (SPDR®)
A portfolio of stocks tracking an index, commonly held by ETFs that offer investors a manner in which to experience the investment performance of the index without owning each individual security.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Wilshire Liquid Alternative Event Driven Index
The Wilshire Liquid Alternative Event Driven Index measures the performance of the event driven strategy component of the Wilshire Liquid Alternative Index. Event-driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy backs, or other capital structure changes. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Ticker Symbols:
Class A: MERFX
Class I: MERIX
The Merger Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Westchester Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to achieve capital growth through merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned 0.71% and Class I shares at NAV returned 1.01%. For the same period, the ICE BofA U.S. Treasury Bill 3 Month Index returned 1.46%, the Bloomberg U.S. Aggregate Bond Index returned -13.01%, and Morningstar U.S. Event Driven Category Average returned -1.32%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The level of merger and acquisition (M&A) activity decreased during the second half of 2022 compared with the record-setting levels of 2021 and still-lofty levels of the first half of 2022. Aggressive interest rate hikes to fight inflation, a punishing market selloff, and a looming recession made it more difficult for companies considering mergers or acquisitions to estimate the economic impact of the transaction. While activity declined, it remained robust given the need for companies to find growth avenues even in a weak economic environment. For the full year 2022, global M&A activity totaled $3.65 trillion. Even with macroeconomic headwinds, 39 deals worth over $10 billion were announced in 2022.
As the year drew to a close, transaction activity was on pace to remain at historically elevated levels. Companies continued seeking to grow through acquisition in order to increase their top lines or market share and realize synergies. In the first two weeks of December alone, dealmakers inked nearly $70 billion in mergers and acquisitions. To name just a few, Biotech giant Amgen announced on December 12 that it would buy Horizon Therapeutics for $28 billion. Thoma Bravo announced a takeover of business-spend management platform Coupa Software for $8 billion in enterprise value. And internationally, Novozymes said it would acquire fellow enzyme maker Chr. Hansen Holding for about $12 billion in the biggest-ever deal involving two Danish companies.
One headwind for M&A has been the efforts of the Biden administration to impede prominent companies’ non-competitive acquisitions, particularly in the telecom and healthcare sectors. However, the administration’s efforts have been met with resistance, with at least four situations in which the Department of Justice lost its attempts to prove a valid theory of harm to consumers, ultimately leading to the successful completion of the transactions in question. The largest pending such situation is Microsoft’s $69 billion agreement to merge with “Call of Duty” maker Activision Blizzard, which represented a 1.08% position in our portfolio as of December 31, 2022. The FTC has sued to block the deal, arguing that it would put Microsoft in a position to dominate the gaming market. Microsoft is arguing that the deal would benefit both gamers as well as gaming companies.
Anecdotally, the mere filing of a complaint by a regulator can sometimes cause the parties to abandon a transaction. According to Reuters, the Justice Department and Federal Trade Commission have attempted to thwart 22 mergers since January 2021. They have managed to stop 15 of the 22 deals, many without a court fight, as companies terminated their agreements rather than persist through an extended period of litigation. Perspective is critical here because 22 transactions in two years, out of thousands of agreed-upon transactions per year, is a very small percentage.
Given the increased regulatory scrutiny, deal-closing timelines have somewhat extended over the past several years. In 2022, the number of days to close for deals greater than $1 billion was 177, versus an average of 136 between 2007 and 2021. Extended timelines affect expected rates of return.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s performance for the 12 months ended December 31, 2022 can best be described as a tale of two halves. The Fund returned 1.01% in a year in which both traditional equity and fixed income markets suffered double-digit losses. With an unusual four broken deals during the year, the Fund’s most significant drawdown occurred in the first six months of 2022. It was attributable to both terminated mergers and mark-to-market losses, as market volatility contributed to widening deal spreads. We opportunistically became net buyers as others were dumping stocks in response to general market losses. The result was a 4.20% rebound from the Fund’s market low on June 16.
The Fund maintains an absolute return focus, and we do not manage to a benchmark. However, because merger arbitrage can be considered for potential use as a bond diversification strategy, given its historically low correlation to bonds and stocks, with volatility akin to a short- to medium-term bond, the Fund is often compared to the Bloomberg U.S. Aggregate Bond Index in addition to the U.S. 3-month Treasury bill. For the fiscal year ended December 31, 2022, the Bloomberg U.S. Aggregate Bond Index was down 13.01%, and even with 3-month rates exceeding 4% by year-end, the U.S. 3-month T-bill return for the year was 1.46%.
While macroeconomic factors influence the Fund, our investment returns are primarily driven by outcomes of corporate events. The top contributors in 2022 were Xilinx /Advanced Micro Devices (+1.01%), Special Purpose Acquisition Companies (+0.58%), and Coherent /II-VI (+0.24%). The most significant detractors were Rogers/DuPont de Nemours (-1.28%), Silicon Motion Technology/MaxLinear (-0.49%), and Siltronic /Globalwafers (-0.26%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund (Continued)
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is subject to the risk of loss of principal; shares may decrease in value.
Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Portfolio Turnover: The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund is held in a taxable account.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Hedging: The Fund’s hedging strategy will be subject to the Fund’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Fund focuses its investments may cause the value of the portfolio to decrease.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund (Continued)
PORTFOLIO COMPOSITION*
By Sector
Health Care	20.7%
Information Technology	20.2
Industrials	18.5
Real Estate	10.3
Financials	9.1
Communication Services	8.8
Consumer Discretionary	7.7
Materials	2.4
Energy	1.8
Consumer Staples	0.5
Total	100%
* Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, leveraged loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2022. Data expressed excludes special purpose acquisition companies, escrow notes, short- term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.
DEAL COMPOSITION
Type of Buyer		Deal Terms*
Strategic	84.6%	Cash	92.3%
Financial	15.4%	Cash and Stock	6.2%
		Stock with Fixed Exchange Ratio	1.4%
		Undetermined (1)	0.1%
By Deal Type		Stock with Flexible Exchange Ratio (Collar)	0.0%**
Friendly	100.0%
Hostile	0.0%

*Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2022.
** Amount less than 0.005%.
(1) The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	0.71%	3.76%	2.79%	— %	—
Class A shares at POP[3,4]	-4.83	2.59	2.21	—	—
Class I shares at NAV[2]	1.01	4.06	—	3.10	8/1/13
ICE BofA U.S. Treasury Bill 3 Month Index	1.46	1.26	0.76	0.81 [5]	—
Bloomberg U.S. Aggregate Bond Index[6]	-13.01	0.02	1.06	1.38 [5]	—
Morningstar U.S. Fund Event Driven Category Average	-1.32	3.69	3.56	3.29 [5]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.71%, Net 1.61%; Class I shares: Gross 1.42%, Net 1.32%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012 for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class I shares.
[6]	The benchmark to which performance of the Fund is compared changed to Bloomberg U.S. Aggregate Bond Index. The Fund is no longer using the Wilshire Liquid Alternative Event Driven Index.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: WCFRX
Class I: WCFIX
Westchester Credit Event Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Westchester Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -5.28% and Class I shares at NAV returned -4.87%. For the same period, the ICE BofA U.S. Treasury Bill 3 Month Index returned 1.46%, the Bloomberg U.S. Aggregate Bond Index returned -13.01%, and Morningstar U.S. Event Driven Category Average returned -1.32%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The year 2022 will stand out as a historically difficult year for investors. Not only was the S&P 500® Index down more than 18% for the year, but the U.S. fixed income market suffered a significant collapse. In fact, 2022 was the worst year on record for U.S. bond investors, largely due to the U.S. Federal Reserve (the Fed) aggressively raising interest rates to fight inflation.
In December, the Fed implemented its seventh interest rate hike of the year, bringing its target range to 4.25%-4.50%, the highest it has been since December 2007. The Fed had previously raised its benchmark interest rate by 0.75% four times in 2022, following two smaller hikes. Increasing rates ultimately makes credit more expensive for consumers and businesses alike, serving to cool down the economy in hopes of reducing inflation. Unfortunately, utilizing this tool had a punishing impact on fixed income markets by causing bond prices to decline.
What factors affected the Fund’s performance during its fiscal year?
The Fund returned 2.22% for the fourth quarter of 2022, limiting the full-year loss to 4.87%. While we are disappointed not to have provided a positive return for the year, we are gratified to have preserved capital during this treacherous market environment, given that the S&P 500® Index was down 18%, and the Bloomberg U.S. Aggregate Bond Index was down by double digits for 2022.
As an opportunistic credit investor, the Fund invests in a variety of fixed income instruments which seek to capitalize on dislocations in credit markets and mispriced/misunderstood credits, which our research indicates may be resolved by an interim catalyst. Typically, these investments consist of a specific, identifiable, short- to medium-term exit event stemming from a corporate reorganization or restructuring such as a merger, acquisition, change of control, refinancing, or bankruptcy exit, referred to as a hard catalyst. As a result, the Fund has historically had less interest rate and credit risk than a traditional bond portfolio. This has resulted in smaller drawdowns and less volatility than the overall bond market, as reflected in our past performance, even in 2022. Over longer periods, our ability to capitalize on these inefficiencies has resulted in higher risk-adjusted returns and minimal correlation to traditional fixed income and equity investments, thus providing attractive diversification benefits.
With respect to bonds, the Fund’s performance was largely due to our focus on hard-catalyst corporate reorganizations, as these types of events tend to exhibit a lower correlation to the equity and fixed income markets. Given that we exploit these catalysts through credit securities, these events often result in corporate bond redemptions, creating a more favorable risk-reward relationship. The Fund’s bond duration, or sensitivity to changes in interest rates, is estimated to be significantly shorter than that of the Bloomberg U.S. Aggregate Bond Index and shorter than the average of the Bloomberg High Yield Corporate Bond Index, further insulating the Fund from interest rate movements. At year-end, the bond portfolio’s effective duration was 2.5 years, with a duration to maturity of 3.1 years. Generally, our duration to event completion is approximately 12 months.
The Fund continued to put money to work in the special-purpose acquisition vehicle (SPAC) market. SPAC shares are structured as trust units with a par value of $10 per share. The funds that SPACs raise in an initial public offering are placed in an interest-bearing trust account that cannot be disbursed except to complete an acquisition. SPACs have persistently traded at a discount to their typical trust value of approximately $10 (plus accrued interest), creating an embedded return (arbitrage) to trust value at liquidation. Trust cash is invested in short-term Treasuries, earning interest at prevailing rates (currently >4%), adding to the potential total return. Therefore, the expected rates of return remain compelling, particularly on a risk-adjusted basis. As of the fourth quarter of 2022, the expected weighted average internal rate of return for this portion of the portfolio was approximately 6.5%. Additionally, given the upcoming “maturity wall” for many SPACs, certain sponsors have begun extending their maturity by three-plus months as they attempt to secure more time to close a pending deal. Typically, such sponsors contribute an extension fee to the trust, in addition to the interest earned on the cash in trust, to secure shareholder approval, which is accretive to our returns.
While macroeconomic factors influence the Fund, our investment returns are primarily driven by the outcomes of corporate events. The top contributors in 2022 were Exterran/Enerflex (+0.26%), Tenneco/Apollo Global Management (+0.24%), and Latam Finance (+0.24%). The most significant detractors were WeWork Companies bonds (-1.36%), Clear Channel Outdoor Holdings (-0.74%), and Grubhub/Just Eat Takeaway.com (-0.57%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Credit Event Fund (Continued)
objectives. An investment in the Fund is subject to the risk of loss of principal; shares may decrease in value.
Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Portfolio Turnover: The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund is held in a taxable account.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Hedging: The Fund’s hedging strategy will be subject to the Fund’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged.
Lower-rated securities: Instruments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Credit Event Fund (Continued)
PORTFOLIO COMPOSITION*
By Sector
Industrials	23.0%
Information Technology	16.5
Consumer Discretionary	12.3
Communication Services	11.1
Materials	8.0
Health Care	7.2
Financials	6.6
Real Estate	4.7
Consumer Staples	3.7
Utilities	3.5
Energy	3.4
Total	100%

* Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, leveraged loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2022. Data expressed excludes special purpose acquisition companies, escrow notes, short- term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Credit Event Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-5.28%	5.14%	5.14%	12/29/17
Class A shares at POP[3,4]	-10.49	3.96	3.96	12/29/17
Class I shares at NAV[2]	-4.87	5.38	5.37	12/29/17
ICE BofA U.S. Treasury Bill 3 Month Index	1.46	1.26	1.26 [5]	—
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	0.02 [5]	—
Morningstar U.S. Fund Event Driven Category Average	-1.32	3.69	3.69 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 2.63%; Net: 1.80%; Class I shares: Gross 2.39%; Net: 1.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 29, 2017 (inception date of the Fund), for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Credit Event Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 29, 2017 (inception date of the Fund), for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: WCERX
Class I: WCEIX
Westchester Event-Driven Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Westchester Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide attractive risk adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class A shares at NAV returned -3.11%† and Class I shares at NAV returned -2.79%. For the same period, the ICE BofA U.S. Treasury Bill 3 Month Index returned 1.46%, the Wilshire Liquid Alternative Event Driven Index returned -2.96%, and Morningstar U.S. Event Driven Category Average returned -1.32%.
   † See footnote 3 on page 18.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The level of corporate activity decreased during the second half of 2022 compared with the record-setting levels of 2021 and still-lofty levels of the first half of 2022. Aggressive interest rate hikes to fight inflation, a punishing market selloff, and a looming recession made it more difficult for companies considering mergers or acquisitions to estimate the economic impact of the transaction. While activity declined, it remained robust given the need for companies to find growth avenues even in a weak economic environment. For the full year 2022, global merger and acquisition (M&A) activity totaled $3.65 trillion. Even with macroeconomic headwinds, 39 deals worth over $10 billion were announced in 2022.
As the year drew to a close, transaction activity was on pace to remain at historically elevated levels. Companies continued seeking to grow through acquisition in order to increase their top lines or market share and realize synergies. In the first two weeks of December alone, dealmakers inked nearly $70 billion in mergers and acquisitions. To name just a few, Biotech giant Amgen announced on December 12 that it would buy Horizon Therapeutics for $28 billion. Thoma Bravo announced a takeover of business-spend management platform Coupa Software for $8 billion in enterprise value. And internationally, Novozymes said it would acquire fellow enzyme maker Chr. Hansen Holding for about $12 billion in the biggest-ever deal involving two Danish companies.
One headwind for M&A has been the efforts of the Biden administration to impede prominent companies’ non-competitive acquisitions, particularly in the telecom and healthcare sectors. However, the administration’s efforts have been met with resistance, with at least four situations in which the Department of Justice lost its attempts to prove a valid theory of harm to consumers, ultimately leading to the successful completion of the transactions in question. The largest pending such situation is Microsoft’s $69 billion agreement to merge with “Call of Duty” maker Activision Blizzard. The FTC has sued to block the deal, arguing that it would put Microsoft in a position to dominate the gaming market. Microsoft is arguing that the deal would benefit both gamers as well as gaming companies.
Anecdotally, the mere filing of a complaint by a regulator can sometimes cause the parties to abandon a transaction. According to Reuters, the Justice Department and Federal Trade Commission have attempted to thwart 22 mergers since January 2021. They have managed to stop 15 of the 22 deals, many without a court fight, as companies terminated their agreements rather than persist through an extended period of litigation. Perspective is critical here because 22 transactions in two years, out of thousands of agreed-upon transactions per year, is a very small percentage.
Given the increased regulatory scrutiny, deal-closing timelines have somewhat extended over the past several years. In 2022, the number of days to close for deals greater than $1 billion was 177, versus an average of 136 between 2007 and 2021. Extended timelines affect expected rates of return.
What factors affected the Fund’s performance during its fiscal year?
The Fund posted a 2.39% gain in the fourth quarter of 2022, limiting the full-year loss to 2.79%. While we are disappointed not to have provided a positive return for the year, we are gratified to have preserved capital during this treacherous market environment, given that the S&P 500® Index was down 18%, the Nasdaq Composite® Index was down 33%, and the Bloomberg U.S. Aggregate Bond Index was down 13% for the year.
The Fund’s most significant drawdown occurred in the first six months of 2022. It was attributable to both terminated mergers and mark-to-market losses, as capital market volatility contributed to widening spreads. We opportunistically became net buyers as others were dumping stocks in response to general market losses.
While macroeconomic factors influence the Fund, our investment returns are primarily driven by outcomes of corporate events. The top contributors in 2022 were Xilinx/Advanced Micro Devices (+1.02%), Twitter (+0.59%), and Bayer AG (+0.44%). The most significant detractors were Rogers/DuPont de Nemours (-1.31%), WeWork Companies (-1.04%), and Valvoline (-0.60%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is subject to the risk of loss of principal; shares may decrease in value.
Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Event-Driven Fund (Continued)
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Portfolio Turnover: The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund is held in a taxable account.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk.
The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Hedging: The Fund’s hedging strategy will be subject to the Fund’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Event-Driven Fund (Continued)
PORTFOLIO COMPOSITION*
By Sector
Industrials	18.5%
Information Technology	15.7
Consumer Discretionary	13.7
Health Care	12.9
Communication Services	11.3
Financials	8.8
Materials	7.0
Real Estate	6.1
Energy	3.1
Consumer Staples	2.6
Utilities	0.3
Total	100%

* Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, leveraged loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2022. Data expressed excludes special purpose acquisition companies, escrow notes, short- term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Westchester Event-Driven Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-3.11% [3]	3.98%	4.10%	3/22/17
Class A shares at POP[4,5]	-8.44	2.81	3.09	3/22/17
Class I shares at NAV[2]	-2.79	4.27	3.40	1/2/14
ICE BofA U.S. Treasury Bill 3 Month Index	1.46	1.26	— [6]	—
Wilshire Liquid Alternative Event Driven Index	-2.96	2.03	2.17 [7]	—
Morningstar U.S. Fund Event Driven Category Average	-1.32	3.69	— [8]	—
Fund Expense Ratios[9]: Class A shares: Gross 2.02%, Net: 1.98%; ; Class I shares: Gross 1.75%, Net: 1.73%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on January 2, 2014 (inception date of Class A shares), for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[6]	The since inception index returned 1.23% from the inception date of Class A shares and 0.84% from the inception date of Class I shares.
[7]	The since inception index return is from the inception date of Class A shares.
[8]	The since inception index returned 3.83% from the inception date of Class A shares and 3.11% from the inception date of Class I shares.
[9]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund
SCHEDULE OF INVESTMENTS December 31, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—1.1%
Health Care—0.3%
1Life Healthcare, Inc. 3.000%, 6/15/25	$ 11,917	$ 11,488
Information Technology—0.8%
Coupa Software, Inc.
0.125%, 6/15/25	11,485	11,098
0.375%, 6/15/26	22,956	22,072
		33,170

Total Convertible Bonds and Notes (Identified Cost $44,997)		44,658

Corporate Bonds and Notes—3.9%
Communication Services—1.1%
Connect Finco S.a.r.l. 144A 6.750%, 10/1/26(1)	3,898	3,613
GrubHub Holdings, Inc. 144A 5.500%, 7/1/27(1)	22,114	16,014
TEGNA, Inc.
4.625%, 3/15/28	16,333	15,511
5.000%, 9/15/29	8,393	7,963
WeWork Cos., Inc. 144A 7.875%, 5/1/25(1)	2,605	990
WeWork Cos., LLC 144A 5.000%, 7/10/25(1)	661	217
		44,308

Consumer Staples—0.2%
TreeHouse Foods, Inc. 4.000%, 9/1/28	10,995	9,346
Financials—0.4%
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(1)	8,876	8,876
Stevens Holding Co., Inc. 144A 6.125%, 10/1/26(1)	9,160	9,183
		18,059

Industrials—0.5%
Granite U.S. Holdings Corp. 144A 11.000%, 10/1/27(1)	10,833	11,415
IAA, Inc. 144A 5.500%, 6/15/27(1)	10,084	9,838
		21,253

Information Technology—0.4%
MoneyGram International, Inc. 144A 5.375%, 8/1/26(1)	15,851	16,068
Materials—0.2%
Resolute Forest Products, Inc. 144A 4.875%, 3/1/26(1)	8,123	7,999
Real Estate—1.1%
iStar, Inc.
4.750%, 10/1/24	19,922	19,772
	Par Value	Value

Real Estate—continued
4.250%, 8/1/25	$ 17,274	$ 16,927
5.500%, 2/15/26	10,203	10,177
Realogy Group LLC 144A 5.250%, 4/15/30(1)	2,000	1,459
		48,335

Total Corporate Bonds and Notes (Identified Cost $179,428)		165,368

Leveraged Loans—1.3%
Consumer Non-Durables—0.1%
Liqui-Box Holdings, Inc. (3 month LIBOR + 4.500%) 9.235%, 2/26/27(2)	3,591	3,540
Information Technology—1.1%
Maxar Technologies, Inc. (1 month Term SOFR + 4.250%) 8.673%, 6/14/29(2)	42,992	42,946
RentPath LLC Tranche B-1, First Lien (3 month Prime + 3.750%) 11.250%, 4/25/24(2)(3)(4)	482	—
Syniverse Holdings, Inc. (1 month Term SOFR + 7.000%) 11.580%, 5/13/27(2)	5,366	4,662
		47,608

Manufacturing—0.1%
Granite U.S. Holdings Corp. Tranche B (3 month LIBOR + 3.750%) 8.134%, 9/30/26(2)	5,683	5,676
Total Leveraged Loans (Identified Cost $57,923)		56,824

	Shares
Preferred Stock—0.1%
Industrials—0.1%
Babcock & Wilcox Enterprises, Inc., 6.500%	145,221	2,997
Total Preferred Stock (Identified Cost $3,631)		2,997

Common Stocks—31.8%
Communication Services—3.9%
Activision Blizzard, Inc.	1,003,825	76,843
MGM Holdings, Inc. Class A(5)	131,269	597
Sciplay Corp. Class A(5)	77,308	1,243
Shaw Communications, Inc. Class B	2,220,527	63,907
TEGNA, Inc.(6)	1,105,978	23,436
		166,026

Consumer Discretionary—0.3%
Cazoo Group Ltd.(5)	461,844	73
iRobot Corp.(5)	77,083	3,710
Poshmark, Inc. Class A(5)	338,713	6,056
See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Consumer Discretionary—continued
Sportsman’s Warehouse Holdings, Inc.(5)	75,232	$ 708
		10,547

Consumer Staples—0.0%
TPCO Holding Corp.(5)	543,113	82
Energy—0.6%
Euronav N.V.(5)(7)	1,436,743	24,482
Financials—3.6%
Cowen, Inc. Class A	176,185	6,804
First Horizon Corp.(6)	5,950,966	145,799
MarketWise, Inc.(5)	65,608	110
		152,713

Health Care—8.9%
1Life Healthcare, Inc.(5)(6)	5,672,730	94,791
ABIOMED, Inc.(3)(5)	60,860	122
Horizon Therapeutics plc(5)	1,046,606	119,104
LHC Group, Inc.(5)	709,084	114,652
Signify Health, Inc. Class A(5)	1,845,206	52,883
		381,552

Industrials—4.4%
Aerojet Rocketdyne Holdings, Inc.(5)	192,491	10,766
Altra Industrial Motion Corp.	369,412	22,072
Atlas Air Worldwide Holdings, Inc.(5)	1,009,166	101,724
Atlas Corp.(6)	2,700,096	41,420
IAA, Inc.(5)	18,319	733
Maxar Technologies, Inc.	229,417	11,870
		188,585

Information Technology—6.5%
Coupa Software, Inc.(5)	280,908	22,239
Evo Payments, Inc. Class A(5)(6)	1,366,695	46,249
KnowBe4, Inc. Class A(5)	211,119	5,232
MoneyGram International, Inc.(5)	2,393,861	26,069
Rogers Corp.(5)	113,374	13,530
Sierra Wireless, Inc.(5)(7)	1,223,736	35,476
Silicon Motion Technology Corp. ADR	824	54
Tower Semiconductor Ltd.(5)	402,116	17,371
VMware, Inc. Class A(5)(6)	920,725	113,028
		279,248

Materials—0.9%
Yamana Gold, Inc.(7)	7,035,702	39,048
Real Estate—2.7%
Bluerock Homes Trust, Inc.(5)	21,922	467
STORE Capital Corp.	3,601,827	115,475
		115,942

Total Common Stocks (Identified Cost $1,362,459)		1,358,225

	Shares	Value

Rights—0.0%
Health Care—0.0%
Akouos, Inc.(5)	336,679	$ 379
Bristol Myers Squibb Co.(3)(5)	453,175	566
Total Rights (Identified Cost $—)		945

Warrants—0.0%
Communication Services—0.0%
Akazoo S.A.(3)(5)	238,850	—
BuzzFeed, Inc.(5)	117,848	5
		5

Consumer Discretionary—0.0%
Cazoo Group Ltd.(5)	380,410	3
CEC Brands LLC(3)(5)	189,648	569
Grove Collaborative Holdings(5)	78,996	8
Legacy Enjoy, Inc.(5)	13,538	— (8)
		580

Consumer Staples—0.0%
Whole Earth Brands, Inc.(5)	229,941	53
Financials—0.0%
26 Capital Acquisition Corp.(5)	61,000	15
Ares Acquisition Corp.(5)	31,500	15
Arrowroot Acquisition Corp.(5)	462,172	3
Athena Consumer Acquisition Corp.(5)	41,929	5
CF Acquisition Corp. VIII(5)	40,000	1
CIIG Capital Partners II, Inc.(5)	168,623	12
Colonnade Acquisition Corp. II(5)	12,586	— (8)
Compute Health Acquisition Corp. Class A(5)	103,250	12
Corner Growth Acquisition Corp.(5)	62,938	2
D & Z Media Acquisition Corp.(5)	55,738	3
Deep Lake Capital Acquisition Corp.(5)	167,691	1
ECARX Holdings, Inc.(5)	81,099	8
ESGEN Acquisition Corp.(5)	73,376	2
Fortress Capital Acquisition Corp.(5)	68,899	— (8)
FTAC Emerald Acquisition Corp.(5)	207,965	10
G Squared Ascend I, Inc.(5)	63,206	—
GCM Grosvenor, Inc. Class A(5)	102,070	45
Gesher I Acquisition Corp.(5)	62,803	31
Getaround, Inc.(5)	12,698	1
Goal Acquisitions Corp.(5)	564,935	27
Golden Falcon Acquisition Corp.(5)	172,837	26
HPX Corp.(5)	24,612	10
Jack Creek Investment Corp. Class A(5)	58,300	12
KludeIn I Acquisition Corp.(5)	16,000	1
Marlin Technology Corp.(5)	220,545	— (8)
Medicus Sciences Acquisition Corp.(5)	18,222	2
Moneylion, Inc.(5)	106,742	4
Pathfinder Acquisition Corp.(5)	74,121	11
Phoenix Biotech Acquisition Corp.(5)	62,781	2
Pioneer Merger Corp.(5)	145,550	— (8)
Pontem Corp.(5)	134,633	11
Prospector Capital Corp.(5)	155,088	3
RMG Acquisition Corp. III(5)	85,180	3
Rocket Internet Growth Opportunities Corp. Class A(5)	93,165	1

See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Financials—continued
Screaming Eagle Acquisition Corp. Class A(5)	251,119	$ 59
Senior Connect Acquisition Corp. I(5)	158,629	10
Slam Corp. Class A(5)	101,785	9
Supernova Partners Acquisition Co. III Ltd.(5)	79,167	2
Thunder Bridge Capital Partners III, Inc.(5)	81,350	6
		365

Health Care—0.0%
Biote Corp.(5)	83,540	21
Pear Therapeutics, Inc.(5)	6,166	1
Quantum-Si, Inc.(5)	32,085	8
		30

Industrials—0.0%
Amprius Technologies, Inc.(5)	326,205	95
Berkshire Grey, Inc.(5)	88,153	5
Shapeways Holdings, Inc.(5)	112,274	2
		102

Information Technology—0.0%
Embark Technology, Inc.(5)	3,466	— (8)
KLDiscovery, Inc.(5)	677,651	20
		20

Materials—0.0%
Ginkgo Bioworks Holdings, Inc.(5)	2,620	1
Total Warrants (Identified Cost $14,828)		1,156

	Shares/Units
Special Purpose Acquisition Companies—37.4%
10X Capital Venture Acquisition Corp. III Class A(5)	432,994	4,421
7 Acquisition Corp. Class A(5)	338,923	3,491
7GC & Co. Holdings, Inc. Class A(5)	440,351	4,421
A SPAC II Acquisition Corp.(5)	312,008	3,192
ABG Acquisition Corp. I Class A(5)	439,350	4,433
Achari Ventures Holdings Corp. I(5)	405,463	4,140
Adara Acquisition Corp. Class A(5)	266,939	2,717
Adit EdTech Acquisition Corp.(5)	594,244	5,948
AF Acquisition Corp. Class A(5)	443,164	4,476
African Gold Acquisition Corp. Class A(5)	1,378,523	13,854
AfterNext HealthTech Acquisition Corp. Class A(5)	666,365	6,677
Agile Growth Corp. Class A(5)	424,326	4,281
Ahren Acquisition Corp. Class A(5)	243,471	2,508
Alpha Partners Technology Merger Corp. Class A(5)	668,210	6,716
Alpha Star Acquisition Corp.(5)	216,349	2,220
ALSP Orchid Acquisition Corp. I Class A(5)	749,708	7,677
AltEnergy Acquisition Corp.(5)	125,618	1,281
Altimar Acquisition Corp. III(5)	163,357	1,472
Altimar Acquisition Corp. III Class A(5)	355,253	3,577
Andretti Acquisition Corp. Class A(5)	142,699	1,473
Anthemis Digital Acquisitions I Corp.(5)	486,417	4,991
Anzu Special Acquisition Corp. I Class A(5)	608,331	6,143
Apollo Strategic Growth Capital II Class A(5)	2,395,137	23,999
APx Acquisition Corp. I(5)	142,082	1,451
Arctos NorthStar Acquisition Corp. Class A(5)	565,207	5,703
Ares Acquisition Corp. Class A(5)	3,069,417	30,909
Arrowroot Acquisition Corp. Class A(5)	575,536	5,784
	Shares/Units	Value
Artemis Strategic Investment Corp. Class A(5)	437,600	$ 4,485
ARYA Sciences Acquisition Corp. IV Class A(5)	302,386	3,054
ARYA Sciences Acquisition Corp. V Class A(5)	248,161	2,484
Ascendant Digital Acquisition Corp. III Class A(5)	927,953	9,577
Athena Consumer Acquisition Corp. Class A(5)	457,896	4,707
Athena Technology Acquisition Corp. II Class A(5)	227,166	2,283
Atlantic Coastal Acquisition Corp. Class A(5)	441,750	4,426
Ault Disruptive Technologies Corp.(5)	257,610	2,646
Aura FAT Projects Acquisition Corp. Class A(5)	389,949	4,020
Aurora Acquisition Corp. Class A(5)	175,172	1,768
Authentic Equity Acquisition Corp.(5)	21,600	218
Authentic Equity Acquisition Corp. Class A(5)	237,862	2,402
Axios Sustainable Growth Acquisition Corp. Class A(5)	350,339	3,609
AxonPrime Infrastructure Acquisition Corp. Class A(5)	100,211	990
B Riley Principal 250 Merger Corp. Class A(5)	390,970	3,898
Bannix Acquisition Corp.(5)	20,230	206
Belong Acquisition Corp. Class A(5)	55,662	558
Bilander Acquisition Corp. Class A(5)	441,893	4,370
BioPlus Acquisition Corp. Class A(5)	152,407	1,567
Biotech Acquisition Co. Class A(5)	434,517	4,389
bleuacacia Ltd. Class A(5)	985,760	9,897
Blue Whale Acquisition Corp. I Class A(5)	274,845	2,691
Blue World Acquisition Corp.(5)	135,475	1,382
BlueRiver Acquisition Corp. Class A(5)	655,959	6,612
Brigade-M3 European Acquisition Corp.(5)	250,490	2,480
Build Acquisition Corp. Class A(5)	612,916	6,141
Bullpen Parlay Acquisition Co. Class A(5)	282,245	2,890
BurTech Acquisition Corp. Class A(5)	651,818	6,616
BYTE Acquisition Corp. Class A(5)	230,893	2,332
Canna-Global Acquisition Corp. Class A(5)(7)	112,533	1,149
Capitalworks Emerging Markets Acquisition Corp. Class A(5)	72,498	749
Carney Technology Acquisition Corp. II Class A(5)	23,653	238
Cartesian Growth Corp. Class A(5)	113,428	1,141
Cartesian Growth Corp. II(5)	209,496	2,143
Cartica Acquisition Corp. Class A(5)	162,231	1,674
Catalyst Partners Acquisition Corp. Class A(5)	700,415	7,060
Catcha Investment Corp. Class A(5)	180,655	1,823
CC Neuberger Principal Holdings III(5)	114,000	1,151
CC Neuberger Principal Holdings III Class A(5)	1,166,427	11,781
CF Acquisition Corp. IV Class A(5)	437,732	4,395
CF Acquisition Corp. VII Class A(5)	95	1
Chain Bridge I Class A(5)	139,603	1,435
Churchill Capital Corp. V Class A(5)	184,334	1,832
Churchill Capital Corp. VII Class A(5)	1,950,709	19,449
CIIG Capital Partners II, Inc. Class A(5)	337,246	3,437
Coliseum Acquisition Corp. Class A(5)	309,828	3,114
Colonnade Acquisition Corp. II Class A(5)	727,173	7,323
Concord Acquisition Corp. II Class A(5)	662,974	6,593
Concord Acquisition Corp. III Class A(5)	437,187	4,455
Consilium Acquisition Corp. I Ltd.(5)	193,904	1,964
Constellation Acquisition Corp. I Class A(5)	794,388	8,031
Conyers Park III Acquisition Corp. Class A(5)(7)	909,139	8,964
Corazon Capital V838 Monoceros Corp. Class A(5)	684,854	6,917
Corner Growth Acquisition Corp. Class A(5)	188,814	1,900
Corsair Partnering Corp. Class A(5)	344,353	3,426
Crown PropTech Acquisitions Class A(5)	435,176	4,400
D & Z Media Acquisition Corp. Class A(5)	919,210	9,229
DA32 Life Science Tech Acquisition Corp. Class A(5)(7)	271,534	2,688
Data Knights Acquisition Corp. Class A(5)	492,279	5,139
Decarbonization Plus Acquisition Corp. IV Class A(5)	1,172,498	11,977

See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
Deep Lake Capital Acquisition Corp. Class A(5)	678,136	$ 6,842
DHC Acquisition Corp. Class A(5)	503,107	5,071
DiamondHead Holdings Corp. Class A(5)	786,210	7,909
Digital Transformation Opportunities Corp. Class A(5)(7)	551,460	5,539
Disruptive Acquisition Corp. I Class A(5)	385,530	3,886
dMY Technology Group, Inc. VI(5)	442,906	4,451
DP Cap Acquisition Corp. I Class A(5)	325,504	3,340
Dragoneer Growth Opportunities Corp. III Class A(5)	1,347,825	13,276
Edify Acquisition Corp. Class A(5)	436,269	4,411
Elliott Opportunity II Corp.(5)	81,448	822
Elliott Opportunity II Corp. Class A(5)	1,266,646	12,768
Embrace Change Acquisition Corp.(5)	206,123	2,115
Enphys Acquisition Corp.(5)	159,890	1,604
Enterprise 4.0 Technology Acquisition Corp.(5)	125,722	1,295
Enterprise 4.0 Technology Acquisition Corp.(5)	209,489	2,156
ESGEN Acquisition Corp. Class A(5)	583,753	6,036
ESM Acquisition Corp.(5)	63,000	634
ESM Acquisition Corp. Class A(5)	441,057	4,450
EVe Mobility Acquisition Corp. Class A(5)	431,595	4,445
ExcelFin Acquisition Corp.(5)	125,701	1,282
ExcelFin Acquisition Corp. Class A(5)	435,797	4,445
Far Peak Acquisition Corp. Class A(5)	1,725,257	17,322
Fat Projects Acquisition Corp.(5)	437,658	4,438
Fifth Wall Acquisition Corp. III Class A(5)(7)	646,240	6,488
Figure Acquisition Corp. I Class A(5)	749,962	7,537
Finnovate Acquisition Corp. Class A(5)	23,734	244
FinServ Acquisition Corp. II Class A(5)	153,906	1,544
Fintech Evolution Acquisition Group(5)	270,205	2,721
Fintech Evolution Acquisition Group Class A(5)	219,721	2,219
Flame Acquisition Corp. Class A(5)	435,162	4,373
Focus Impact Acquisition Corp. Class A(5)	263,603	2,684
Forest Road Acquisition Corp. II Class A(5)	52,805	530
Fortress Capital Acquisition Corp. Class A(5)	380,872	3,847
Forum Merger IV Corp. Class A(5)	444,681	4,469
Freedom Acquisition I Corp. Class A(5)	463,480	4,681
Frontier Acquisition Corp. Class A(5)	262,753	2,649
FTAC Athena Acquisition Corp. Class A(5)	503,599	5,091
FTAC Emerald Acquisition Corp. Class A(5)	415,930	4,168
FTAC Hera Acquisition Corp.(5)	141,200	1,423
FTAC Hera Acquisition Corp. Class A(5)	1,197,062	12,114
FTAC Parnassus Acquisition Corp. Class A(5)	437,086	4,384
FTAC Zeus Acquisition Corp. Class A(5)	1,226,251	12,385
Fusion Acquisition Corp. II(5)	212,300	2,129
Fusion Acquisition Corp. II Class A(5)	125,176	1,257
G Squared Ascend I, Inc. Class A(5)	931,615	9,414
G Squared Ascend II, Inc.(5)	171,106	1,733
G Squared Ascend II, Inc. Class A(5)	157,191	1,594
Games & Esports Experience Acquisition Corp. Class A(5)	259,159	2,662
Gesher I Acquisition Corp. Class A(5)	389,948	3,962
Global Partner Acquisition Corp. II Class A(5)	510,183	5,158
Goal Acquisitions Corp.(5)	606,837	6,105
GoGreen Investments Corp.(5)	480,520	4,988
Golden Arrow Merger Corp. Class A(5)	438,728	4,414
Golden Falcon Acquisition Corp. Class A(5)	345,674	3,474
Gores Holdings IX, Inc. Class A(5)	1,500,197	14,882
Green Visor Financial Technology Acquisition Corp. I Class A(5)	681,948	7,072
Growth For Good Acquisition Corp.(5)	115,243	1,156
GX Acquisition Corp. II Class A(5)	445,983	4,464
HCM Acquisition Corp. Class A(5)	516,151	5,296
Hennessy Capital Investment Corp. VI Class A(5)	457,611	4,521
HH&L Acquisition Co. Class A(5)	1,026,999	10,383
	Shares/Units	Value
Home Plate Acquisition Corp. Class A(5)	415,518	$ 4,205
Ibere Pharmaceuticals Class A(5)	204,224	2,061
Iconic Sports Acquisition Corp. Class A(5)	175,509	1,810
Independence Holdings Corp.(5)	113,012	1,137
Independence Holdings Corp. Class A(5)	1,231,608	12,427
Infinite Acquisition Corp.(5)	104,431	1,066
Infinite Acquisition Corp. Class A(5)	130,689	1,340
Inflection Point Acquisition Corp. Class A(5)	1,213,836	12,163
Innovative International Acquisition Corp. Class A(5)	364,433	3,754
InterPrivate III Financial Partners, Inc. Class A(5)	63,490	641
InterPrivate IV InfraTech Partners, Inc. Class A(5)	214,075	2,164
Investcorp Europe Acquisition Corp. I Class A(5)	243,677	2,510
Investcorp India Acquisition Corp. Class A(5)	325,138	3,365
Iris Acquisition Corp.(5)	445,218	4,488
Itiquira Acquisition Corp. Class A(5)	649,981	6,558
Jack Creek Investment Corp. Class A(5)	649,633	6,581
Jatt Acquisition Corp. Class A(5)	240,325	2,454
Jaws Hurricane Acquisition Corp. Class A(5)	963,685	9,637
Jaws Juggernaut Acquisition Corp.(5)	295,167	2,981
Jaws Juggernaut Acquisition Corp. Class A(5)	273,428	2,748
Jaws Mustang Acquisition Corp. Class A(5)	3,264,137	32,984
Juniper II Corp.(5)	195,472	1,994
Juniper II Corp. Class A(5)	250,389	2,546
Kadem Sustainable Impact Corp. Class A(5)	267,648	2,685
Kairos Acquisition Corp. Class A(5)	152,038	1,533
Kensington Capital Acquisition Corp. V(5)	169,255	1,730
Kensington Capital Acquisition Corp. V Class A(5)	216,304	2,205
Kernel Group Holdings, Inc. Class A(5)	425,630	4,299
Khosla Ventures Acquisition Co. Class A(5)	440,241	4,394
Khosla Ventures Acquisition Co. III Class A(5)	388,945	3,872
Kismet Acquisition Three Corp. Class A(5)	438,780	4,410
Kismet Acquisition Two Corp. Class A(5)	70,320	710
L Catterton Asia Acquisition Corp. Class A(5)	502,071	5,071
LAMF Global Ventures Corp. I(5)	446,819	4,580
Landcadia Holdings IV, Inc. Class A(5)	726,804	7,348
LAVA Medtech Acquisition Corp. Class A(5)	320,912	3,299
Lazard Growth Acquisition Corp. I(5)	1,488,134	15,045
LDH Growth Corp. I Class A(5)	638,110	6,426
Lead Edge Growth Opportunities Ltd. Class A(5)	626,187	6,325
Legato Merger Corp. II(5)	433,394	4,386
Leo Holdings Corp. II Class A(5)	1,545,006	15,643
LIV Capital Acquisition Corp. II Class A(5)	220,625	2,264
Live Oak Crestview Climate Acquisition Corp.(5)	430,057	4,232
Live Oak Mobility Acquisition Corp. Class A(5)	481,280	4,839
Logistics Innovation Technologies Corp. Class A(5)	671,461	6,782
Longview Acquisition Corp. II Class A(5)	2,210,341	22,236
M3-Brigade Acquisition II Corp. Class A(5)	429,828	4,346
M3-Brigade Acquisition III Corp. Class A(5)	437,224	4,433
Macondray Capital Acquisition Corp. I(5)	191,600	1,891
Macondray Capital Acquisition Corp. I Class A(5)	433,753	4,420
Magnum Opus Acquisition Ltd. Class A(5)	429,084	4,325
Marlin Technology Corp. Class A(5)	874,846	8,862
Mason Industrial Technology, Inc.(5)	197,230	1,961
MDH Acquisition Corp. Class A(5)	1,073,636	10,822
Medicus Sciences Acquisition Corp. Class A(5)	351,288	3,523
MELI Kaszek Pioneer Corp. Class A(5)	410,433	4,092
Mercury Ecommerce Acquisition Corp. Class A(5)	62,415	635
Metals Acquisition Corp. Class A(5)	84,063	841
Monument Circle Acquisition Corp. Class A(5)	100,000	1,006
Moringa Acquisition Corp. Class A(5)	75,903	768
Motive Capital Corp. II(5)	250,495	2,560
Motive Capital Corp. II Class A(5)	473,898	4,848
Mountain & Co. I Acquisition Corp.(5)	635,407	6,596
MSD Acquisition Corp. Class A(5)	1,785,379	18,032

See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
New Vista Acquisition Corp. Class A(5)	393,011	$ 3,962
Newbury Street Acquisition Corp.(5)	62,108	622
Newcourt Acquisition Corp.(5)	170,491	1,741
Newcourt Acquisition Corp. Class A(5)	1,064,560	10,901
NewHold Investment Corp. II Class A(5)	279,643	2,847
Noble Rock Acquisition Corp. Class A(5)	233,085	2,354
North Atlantic Acquisition Corp. Class A(5)	1,020,121	10,313
Northern Genesis Acquisition Corp. III Class A(5)	437,421	4,392
Northern Star Investment Corp. III Class A(5)	1,420,118	14,343
Northern Star Investment Corp. IV Class A(5)	1,273,810	12,866
Onyx Acquisition Co. I Class A(5)	217,024	2,235
Orion Biotech Opportunities Corp. Class A(5)	20,934	210
Oxus Acquisition Corp. Class A(5)	200,138	2,067
Pathfinder Acquisition Corp. Class A(5)	370,605	3,706
Pegasus Digital Mobility Acquisition Corp. Class A(5)	117,840	1,211
PepperLime Health Acquisition Corp. Class A(5)	595,593	6,087
Peridot Acquisition Corp. II(5)	176,260	1,780
Peridot Acquisition Corp. II Class A(5)	889,836	8,978
Phoenix Biotech Acquisition Corp. Class A(5)	561,074	5,757
Pioneer Merger Corp. Class A(5)	903,702	9,164
Pivotal Investment Corp. III Class A(5)	663,639	6,696
Plum Acquisition Corp. I Class A(5)	213,142	2,149
Pono Capital Corp. Class A(5)	213,922	2,338
Pontem Corp. Class A(5)	1,078,847	10,907
Portage Fintech Acquisition Corp. Class A(5)	685,653	6,877
Post Holdings Partnering Corp. Class A(5)	651,708	6,472
Power & Digital Infrastructure Acquisition II Corp. Class A(5)	41,748	421
Powered Brands Class A(5)	536	5
Priveterra Acquisition Corp. Class A(5)	466,574	4,691
Project Energy Reimagined Acquisition Corp.(5)	166,566	1,677
PROOF Acquisition Corp. I(5)	334,456	3,401
Prospector Capital Corp. Class A(5)	560,287	5,659
Pyrophyte Acquisition Corp.(5)	167,546	1,694
Pyrophyte Acquisition Corp. Class A(5)	474,946	4,906
RCF Acquisition Corp. Class A(5)	191,499	1,965
Rigel Resource Acquisition Corp. Class A(5)	164,305	1,691
RMG Acquisition Corp. III Class A(5)	1,063,887	10,745
ROC Energy Acquisition Corp.(5)	436,656	4,474
Rocket Internet Growth Opportunities Corp. Class A(5)	650,112	6,566
Rose Hill Acquisition Corp. Class A(5)	20,337	211
Ross Acquisition Corp. II Class A(5)	1,064,361	10,771
ScION Tech Growth II(5)	80,650	814
ScION Tech Growth II Class A(5)	795,776	8,045
Screaming Eagle Acquisition Corp. Class A(5)	1,687,780	16,785
Seaport Calibre Materials Acquisition Corp.(5)	200,543	2,060
Semper Paratus Acquisition Corp.(5)	167,465	1,725
Semper Paratus Acquisition Corp. Class A(5)	1,065,309	11,005
Shelter Acquisition Corp. I Class A(5)	379,078	3,810
ShoulderUp Technology Acquisition Corp. Class A(5)	188,525	1,921
SILVERspac, Inc. Class A(5)	517,681	5,187
Sizzle Acquisition Corp.(5)	435,266	4,488
Skydeck Acquisition Corp. Class A(5)	458,916	4,617
Slam Corp. Class A(5)	1,487,116	15,020
Social Capital Suvretta Holdings Corp. II Class A(5)	1,027,494	10,347
Social Capital Suvretta Holdings Corp. IV Class A(5)(7)	928,695	9,333
Social Leverage Acquisition Corp. I Class A(5)	869,172	8,735
Sound Point Acquisition Corp. I Ltd. Class A(5)	261,552	2,843
Southport Acquisition Corp.(5)	520	5
SportsTek Acquisition Corp. Class A(5)	67,748	679
Spree Acquisition Corp. 1 Ltd.(5)	852,002	8,708
Spring Valley Acquisition Corp. II(5)(7)	316,196	3,266
StoneBridge Acquisition Corp.(5)	780,169	8,020
	Shares/Units	Value
Stratim Cloud Acquisition Corp.(5)	157,656	$ 1,586
Supernova Partners Acquisition Co. III Ltd. Class A(5)	960,344	9,680
Sustainable Development Acquisition I Corp. Class A(5)	610,368	6,140
SVF Investment Corp.(5)	139,921	1,413
SVF Investment Corp. Class A(5)	1,702,020	17,207
SVF Investment Corp. 2 Class A(5)	723,440	7,292
Tailwind International Acquisition Corp. Class A(5)	1,002,385	10,114
Talon 1 Acquisition Corp. Class A(5)	638,392	6,614
Target Global Acquisition I Corp.(5)	375,602	3,857
TCV Acquisition Corp. Class A(5)	1,129,323	11,406
TenX Keane Acquisition Class A(5)	251,058	2,551
Thrive Acquisition Corp. Class A(5)	795,327	8,224
Thunder Bridge Capital Partners III, Inc. Class A(5)	406,750	4,108
Thunder Bridge Capital Partners IV, Inc. Class A(5)	536,525	5,387
Tio Tech A Class A(5)	826,974	8,352
TKB Critical Technologies 1 Class A(5)	649,634	6,698
TLG Acquisition One Corp. Class A(5)	240,512	2,434
TLGY Acquisition Corp. Class A(5)	339,843	3,483
TortoiseEcofin Acquisition Corp. III Class A(5)	793,283	7,893
TPG Pace Beneficial II Corp. Class A(5)	90,315	887
Twelve Seas Investment Co. II Class A(5)	436,017	4,395
Twin Ridge Capital Acquisition Corp. Class A(5)	132,242	1,334
two Class A(5)	4,861	49
TZP Strategies Acquisition Corp.(5)	50,000	507
TZP Strategies Acquisition Corp. Class A(5)	573,350	5,791
UTA Acquisition Corp. Class A(5)	541,422	5,528
Valor Latitude Acquisition Corp. Class A(5)	768,863	7,735
Valuence Merger Corp. I Class A(5)	41,736	436
Vector Acquisition Corp. II Class A(5)	1,484,369	14,992
Viscogliosi Brothers Acquisition Corp.(5)	125,599	1,267
VPC Impact Acquisition Holdings II Class A(5)	440,980	4,458
Warburg Pincus Capital Corp. I Class A(5)	875,267	8,840
Warburg Pincus Capital Corp. I Class B(5)	530,458	5,352
Waverley Capital Acquisition Corp. 1 Class A(5)	200,170	2,006
Williams Rowland Acquisition Corp.(5)	1,070,880	11,009
World Quantum Growth Acquisition Corp. Class A(5)	845,893	8,620
Worldwide Webb Acquisition Corp. Class A(5)	269,119	2,734
XPAC Acquisition Corp. Class A(5)	125,543	1,255
Zimmer Energy Transition Acquisition Corp. Class A(5)	278,922	2,775
Total Special Purpose Acquisition Companies (Identified Cost $1,574,054)		1,594,546

	Shares
Purchased Options—0.0%
(See open purchased options schedule)
Total Purchased Options (Premiums Paid $3,313)		1,053

Escrow Notes—2.0%
Financials—2.0%
Altaba, Inc. Escrow(5)	22,213,606	83,967
Pershing Square Escrow(3)(5)	547,537	110
		84,077

See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Industrials—0.0%
AMR Corp. Escrow Shares(3)(5)	1,243,406	$ 25
Total Escrow Notes (Identified Cost $54,695)		84,102

Total Long-Term Investments—77.6% (Identified Cost $3,295,328)		3,309,874

Short-Term Investments—22.3%
Money Market Mutual Funds—22.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.033%)(9)	192,800,000	192,800
Federated Hermes Government Obligations Fund - Institutional Shares (seven-day effective yield 4.100%)(9)	192,800,000	192,800
Fidelity Government Portfolio - Institutional Shares (seven-day effective yield 4.060%)(9)	191,544,380	191,544
Goldman Sachs Financial Square Government Fund - Standard Shares (seven-day effective yield 4.138%)(9)	42,779,432	42,779
HSBC U.S. Treasury Money Market Fund - Institutional Shares (seven-day effective yield 3.901%)(9)	139,568,382	139,568
Morgan Stanley Liquidity Fund Government Portfolio - Institutional Shares (seven-day effective yield 4.117%)(9)	192,800,000	192,800
Total Short-Term Investments (Identified Cost $952,291)		952,291

Securities Lending Collateral—1.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(9)(10)	44,174,616	44,175
Total Securities Lending Collateral (Identified Cost $44,175)		44,175

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS—100.9% (Identified Cost $4,291,794)		4,306,340

Securities Sold Short—(0.3)%
Common Stocks—(0.3)%
Energy—(0.3)%
Frontline Ltd.	(980,645)	(11,905)
Information Technology—(0.0)%
Broadcom, Inc.	(1,162)	(650)
Total Securities Sold Short (Identified Proceeds $(13,364))		(12,555)

Value

Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $8,512)	$ (5,422)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS—100.5% (Identified Cost $4,269,918)	$4,288,363
Other assets and liabilities, net—(0.5)%	(20,955)
NET ASSETS—100.0%	$4,267,408

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
HSBC	Hong Kong & Shanghai Bank
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OBFR	Overnight Bank Funding Rate
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
SPAC	Special Purpose Acquisition Company
SPDR	S&P Depositary Receipt

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $85,672 or 2.0% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(5)	Non-income producing.
(6)	All or a portion of the shares have been committed as collateral for open securities sold short and written option contracts. The value of securities segregated as collateral is $209,381.
(7)	All or a portion of security is on loan.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
BAML	Bank of America--Merrill Lynch
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Foreign Currencies:
CAD	Canadian Dollar
EUR	Euro
GBP	United Kingdom Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

Country Weightings (Unaudited)†
United States	67%
Cayman Islands	25
Canada	3
Ireland	3
Marshall Islands	1
Belgium	1
Total	100%
†% of total investments, net of securities sold short and written options, as of December 31, 2022.
Open purchased options contracts as of December 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options(2)
SPDR S&P 500® ETF Trust	2,415	$90,563	$375.00	01/20/23	$1,038
XPO Logistics, Inc.	3,654	14,616	40.00	01/20/23	15
Total Purchased Options					$1,053
Footnote Legend:
(1) Strike price not reported in thousands.
(2) Exchange-traded options.

Open written options contracts as of December 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
1Life Healthcare, Inc.	(919)	$ (1,608)	$ 17.50	01/20/23	$ (9)
Activision Blizzard, Inc.	(1,436)	(10,052)	70.00	01/20/23	(964)
Activision Blizzard, Inc.	(1,475)	(10,694)	72.50	01/20/23	(704)
Activision Blizzard, Inc.	(2,500)	(18,750)	75.00	01/20/23	(700)
Activision Blizzard, Inc.	(899)	(6,967)	77.50	01/20/23	(135)
Activision Blizzard, Inc.	(1,349)	(10,792)	80.00	01/20/23	(73)
Activision Blizzard, Inc.	(1,219)	(8,229)	67.50	01/20/23	(1,137)
Aerojet Rocketdyne Holdings, Inc.	(1,192)	(6,854)	57.50	01/20/23	(12)
Coupa Software, Inc.	(2,809)	(22,472)	80.00	01/20/23	(14)
Dufry AG	(2,737)	(10,948)	40.00	03/17/23	(364)
Horizon Therapeutics plc	(4,852)	(55,798)	115.00	01/20/23	(121)
Maxar Technologies, Inc.	(2,294)	(11,470)	50.00	01/20/23	(459)
Rogers Corp.	(85)	(1,020)	120.00	01/20/23	(39)
SPDR S&P 500® ETF Trust	(657)	(26,280)	400.00	01/20/23	(108)
STORE Capital Corp.	(917)	(2,980)	32.50	01/20/23	(5)
					(4,844)
Put Options(2)
SPDR S&P 500® ETF Trust	(1,756)	(63,216)	360.00	01/20/23	(234)
Vodafone Group plc	(3,321)	(3,321)	10.00	02/17/23	(136)
See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Open written options contracts as of December 31, 2022 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options(2) (continued)
XPO Logistics, Inc.	(3,655)	$(16,447)	$ 45.00	01/20/23	$ (208)
					(578)
Total Written Options					$ (5,422)

Footnote Legend:
(1) Strike price not reported in thousands.
(2) Exchange-traded options.

Forward foreign currency exchange contracts as of December 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GBP	3,756	USD	4,590	JPM	01/17/23	$ —	$ (47)
USD	4,278	GBP	3,756	JPM	01/17/23	—	(265)
USD	71,346	GBP	57,460	JPM	02/02/23	1,814	—
USD	9,828	EUR	9,929	JPM	02/15/23	—	(835)
USD	3,616	JPY	530,393	JPM	02/15/23	—	(451)
USD	40,710	CAD	54,951	JPM	02/22/23	110	—
USD	11,320	GBP	9,571	GS	03/10/23	—	(271)
USD	28,241	GBP	23,454	JPM	03/10/23	—	(163)
USD	66,751	CAD	90,312	JPM	03/15/23	11	—
USD	10,612	EUR	10,146	JPM	03/15/23	—	(304)
USD	14,089	GBP	11,566	JPM	03/28/23	75	—
Total						$2,010	$(2,336)

Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows:
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Long Total Return Swap Contracts
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/11/23	$ 1,499	$ 107	$ 107	$ —
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/14/23	119	8	8	—
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/01/23	4,223	304	304	—
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/04/23	449	27	27	—
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	01/22/24	3,826	(1)	—	(1)
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/22/23	5,951	272	272	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/28/23	2,015	115	115	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/01/23	116	8	8	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/04/23	1,664	90	90	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/05/23	3,123	126	126	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/08/23	2,179	70	70	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/11/23	2,175	73	73	—
Aveva Group plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/11/23	11,040	472	472	—
Aveva Group plc	Pay	4.720% (0.40% + OBFR)	1 Month	BAML	01/01/24	15,364	229	229	—
Aveva Group plc	Pay	4.720% (0.40% + OBFR)	1 Month	BAML	01/02/24	3,209	61	61	—
Aveva Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	01/01/24	8,761	130	130	—
Aveva Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	01/02/24	443	8	8	—
Bristol-Myers Squibb Co.(3),(4)	Pay	4.570% (0.750% + OBFR)	1 Month	BAML	03/02/23	— (5)	452	452	—
Brookfield Property Preferred LP	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/08/24	846	(102)	—	(102)
Cazoo Group Ltd.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	10/23/23	163	(123)	—	(123)
Cazoo Group Ltd.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/29/24	30	1	1	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/18/23	875	(2)	—	(2)
See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows (continued):
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/19/23	$ 2,545	$ 4	$ 4	$ —
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/22/23	334	2	2	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/25/23	468	11	11	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/26/23	56	1	1	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	10/02/23	563	14	14	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	10/05/23	8,345	357	357	—
Euronav N.V.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	10/09/23	12,693	(1,381)	—	(1,381)
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	06/26/23	10,405	(101)	—	(101)
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	06/27/23	2,546	(21)	—	(21)
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/10/23	4,238	(44)	—	(44)
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/14/23	4,117	29	29	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/20/23	3,603	20	20	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/21/23	5,938	100	100	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/24/23	5,971	58	58	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/27/23	9,868	136	136	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/28/23	4	— (5)	— (5)	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	07/31/23	15,681	248	248	—
Homeserve plc	Pay	4.920% (0.60% + OBFR)	1 Month	BAML	08/07/23	11	— (5)	— (5)	—
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/10/23	3,259	(37)	—	(37)
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/14/23	1,209	9	9	—
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/17/23	1,920	36	36	—
Silicon Motion Technology Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	10/30/23	45,875	(1,615)	—	(1,615)
Summit Industrial Income REIT	Pay	5.520% (1.20% + OBFR)	1 Month	BAML	12/25/23	15,290	(191)	—	(191)
Summit Industrial Income REIT	Pay	5.520% (1.20% + OBFR)	1 Month	BAML	01/08/24	6,872	58	58	—
Summit Industrial Income REIT	Pay	5.070% (0.75% + OBFR)	1 Month	BAML	01/09/24	3,543	36	36	—
Summit Industrial Income REIT	Pay	5.070% (0.75% + OBFR)	1 Month	BAML	01/12/24	3,012	10	10	—
Summit Industrial Income REIT	Pay	5.070% (0.75% + OBFR)	1 Month	BAML	01/15/24	10,464	28	28	—
Toshiba Corp.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	06/20/23	4,273	(808)	—	(808)
Willis Towers Watson plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	06/12/23	9,631	1,495	1,495	—
							779	5,205	(4,426)
Short Total Return Swap Contracts
Agnico Eagle Mines Ltd.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(13,985)	246	246	—
Aon plc	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(12,432)	409	409	—
Broadcom, Inc.	Receive	3.920% ((0.40)% + OBFR)	1 Month	BAML	10/12/23	(44,450)	(4,447)	—	(4,447)
Broadcom, Inc.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(15,999)	223	223	—
Dufry AG	Receive	3.570% ((0.750)% + OBFR)	3 Month	JPM	09/11/23	(732)	(23)	—	(23)
Frontline Ltd.	Receive	1.000% ((3.320)% + OBFR)	1 Month	GS	10/09/23	(13,679)	1,804	1,804	—
Frontline Ltd.	Pay	(1.430)% ((5.750)% + OBFR)	1 Month	GS	12/11/23	(8,299)	1,077	1,077	—
Frontline Ltd.	Receive	0.750% ((3.570)% + OBFR)	3 Month	JPM	01/29/24	(6,245)	175	175	—
Maxlinear, Inc.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(10,359)	1,376	1,376	—
Pan American Silver Corp.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(18,665)	314	314	—
Ritchie Bros Auctioneers, Inc.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(605)	(10)	—	(10)
							1,144	5,624	(4,480)
Total							$ 1,923	$10,829	$ (8,906)

See Notes to Financial Statements

The Merger Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Footnote Legend:
(1)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(2)	There were no upfront premiums paid or received for the open swap contracts held.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.
(5)	Amount is less than $500.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 165,368	$ —	$165,368	$ —
Leveraged Loans	56,824	—	56,824	— (1)
Convertible Bonds and Notes	44,658	—	44,658	—
Equity Securities:
Common Stocks	1,358,225	1,357,506	597	122
Escrow Notes	84,102	—	83,967	135
Warrants	1,156	586	1	569 (1)
Special Purpose Acquisition Companies	1,594,546	1,387,090	207,456	—
Preferred Stock	2,997	2,997	—	—
Rights	945	—	379	566
Money Market Mutual Funds	952,291	952,291	—	—
Securities Lending Collateral	44,175	44,175	—	—
Other Financial Instruments:
Purchased Options	1,053	1,038	15	—
Forward Foreign Currency Exchange Contracts*	2,010	—	2,010	—
Over-the-Counter Total Return Swaps*	10,829	—	10,377	452
Total Assets	4,319,179	3,745,683	571,652	1,844
Liabilities:
Securities Sold Short:
Common Stocks	(12,555)	(12,555)	—	—
Other Financial Instruments:
Written Options	(5,422)	(3,334)	(2,088)	—
Forward Foreign Currency Exchange Contracts*	(2,336)	—	(2,336)	—
Over-the-Counter Total Return Swaps*	(8,906)	—	(8,906)	—
Total Liabilities	(29,219)	(15,889)	(13,330)	—
Total Investments, Net of Securities Sold Short and Written Options	$4,289,960	$3,729,794	$558,322	$1,844

(1)	Includes internally fair valued securities currently priced at zero ($0).
*	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended December 31, 2022.
See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS December 31, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—7.9%
Health Care—4.6%
1Life Healthcare, Inc. 3.000%, 6/15/25	$ 2,722	$ 2,624
Information Technology—3.3%
Coupa Software, Inc.
0.125%, 6/15/25	923	892
0.375%, 6/15/26	1,019	980
		1,872

Total Convertible Bonds and Notes (Identified Cost $4,564)		4,496

Corporate Bonds and Notes—52.8%
Communication Services—13.2%
Allen Media LLC 144A 10.500%, 2/15/28(1)	451	171
Clear Channel Outdoor Holdings, Inc. 144A 7.500%, 6/1/29(1)	1,456	1,069
Connect Finco S.a.r.l. 144A 6.750%, 10/1/26(1)	975	904
Getty Images, Inc. 144A 9.750%, 3/1/27(1)	1,769	1,746
GrubHub Holdings, Inc. 144A 5.500%, 7/1/27(1)	1,713	1,240
TEGNA, Inc.
4.625%, 3/15/28	161	153
5.000%, 9/15/29	1,864	1,769
WeWork Cos., Inc. 144A 7.875%, 5/1/25(1)	439	167
WeWork Cos., LLC 144A 5.000%, 7/10/25(1)	732	240
		7,459

Consumer Discretionary—3.6%
Aramark Services, Inc.
144A 5.000%, 4/1/25(1)	497	485
144A 6.375%, 5/1/25(1)	1,170	1,156
Scientific Games International, Inc. 144A 7.000%, 5/15/28(1)	426	406
		2,047

Consumer Staples—3.0%
TreeHouse Foods, Inc. 4.000%, 9/1/28	1,482	1,260
Vector Group Ltd. 144A 10.500%, 11/1/26(1)	472	468
		1,728

Energy—2.5%
CONSOL Energy, Inc. 144A 11.000%, 11/15/25(1)	1,366	1,399
Financials—6.6%
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(1)	1,445	1,445
FXI Holdings, Inc. 144A 12.250%, 11/15/26(1)	1,094	905
	Par Value	Value

Financials—continued
Genesis Energy LP 5.625%, 6/15/24(2)	$ 173	$ 167
Stevens Holding Co., Inc. 144A 6.125%, 10/1/26(1)	1,201	1,204
		3,721

Health Care—0.6%
Mallinckrodt International Finance S.A. 144A 10.000%, 4/15/25(1)	392	337
Industrials—6.1%
Bombardier, Inc. 144A 7.875%, 4/15/27(1)	255	247
Cengage Learning, Inc. 144A 9.500%, 6/15/24(1)	895	854
Granite U.S. Holdings Corp. 144A 11.000%, 10/1/27(1)	595	627
IAA, Inc. 144A 5.500%, 6/15/27(1)	1,070	1,044
IEA Energy Services LLC 144A 6.625%, 8/15/29(1)	764	718
		3,490

Information Technology—6.8%
MoneyGram International, Inc. 144A 5.375%, 8/1/26(1)	2,240	2,270
NCR Corp. 144A 6.125%, 9/1/29(1)	722	675
Viasat, Inc. 144A 5.625%, 4/15/27(1)	985	895
		3,840

Materials—6.5%
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)	1,694	1,567
Resolute Forest Products, Inc. 144A 4.875%, 3/1/26(1)	2,138	2,105
		3,672

Real Estate—3.9%
iStar, Inc.
4.750%, 10/1/24	643	638
4.250%, 8/1/25	1,470	1,440
5.500%, 2/15/26	119	119
		2,197

Total Corporate Bonds and Notes (Identified Cost $32,745)		29,890

Leveraged Loans—13.7%
Consumer Non-Durables—0.2%
Liqui-Box Holdings, Inc. (3 month LIBOR + 4.500%) 9.235%, 2/26/27(3)	100	98
See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Health Care—0.6%
Mallinckrodt International Finance S.A. 2017 (3 month LIBOR + 5.250%) 9.986%, 9/30/27(3)	$ 469	$ 352
Information Technology—6.4%
Maxar Technologies, Inc. (1 month Term SOFR + 4.250%) 8.673%, 6/14/29(3)	2,394	2,392
RentPath LLC Tranche B-1, First Lien (3 month Prime + 3.750%) 11.250%, 4/25/24(3)(4)(5)	24	—
Syniverse Holdings, Inc. (1 month Term SOFR + 7.000%) 11.580%, 5/13/27(3)	1,396	1,213
		3,605

Manufacturing—3.0%
Granite U.S. Holdings Corp. Tranche B (3 month LIBOR + 3.750%) 8.134%, 9/30/26(3)	1,695	1,693
Retail—0.7%
Claire’s Stores, Inc. Tranche B (1 month LIBOR + 6.500%) 10.884%, 12/18/26(3)	407	366
Utility—2.8%
Talen Energy Supply LLC (3 Month SOFR + 4.750%) 9.008% - 9.274%, 11/11/23(3)	1,600	1,609
Total Leveraged Loans (Identified Cost $8,008)		7,723

	Shares
Closed End Fund—0.2%
Equity Fund—0.2%
Franklin Universal Trust	15,487	104
Total Closed End Fund (Identified Cost $129)		104

Preferred Stocks—1.2%
Consumer Discretionary—0.5%
Fossil Group, Inc., 7.000%	20,031	317
Financials—0.1%
Federal Home Loan Mortgage Corp., 8.375%(3)	14,563	29
Federal National Mortgage Association, 8.250%(3)	2,889	7
		36

Industrials—0.6%
Babcock & Wilcox Enterprises, Inc., 6.500%	16,450	340
Total Preferred Stocks (Identified Cost $959)		693

	Shares	Value

Common Stocks—0.0%
Consumer Discretionary—0.0%
Cazoo Group Ltd.(6)	1,894	$ —(7)
Consumer Staples—0.0%
TPCO Holding Corp.(6)	2,663	1
Financials—0.0%
MarketWise, Inc.(6)	1,083	2
Total Common Stocks (Identified Cost $28)		3

Warrants—0.0%
Communication Services—0.0%
BuzzFeed, Inc.(6)	1,000	— (7)
Consumer Discretionary—0.0%
Cazoo Group Ltd.(6)	2,946	— (7)
Grove Collaborative Holdings(6)	983	— (7)
		— (7)

Financials—0.0%
26 Capital Acquisition Corp.(6)	1,000	— (7)
Ares Acquisition Corp.(6)	860	1
Arrowroot Acquisition Corp.(6)	992	— (7)
Athena Consumer Acquisition Corp.(6)	161	— (7)
Carney Technology Acquisition Corp. II(6)	411	— (7)
CF Acquisition Corp. VIII(6)	1,227	— (7)
CIIG Capital Partners II, Inc.(6)	601	— (7)
Colonnade Acquisition Corp. II(6)	956	— (7)
Compute Health Acquisition Corp. Class A(6)	1,754	— (7)
D & Z Media Acquisition Corp.(6)	209	— (7)
Deep Lake Capital Acquisition Corp.(6)	2,600	— (7)
ECARX Holdings, Inc.(6)	2,800	— (7)
ESGEN Acquisition Corp.(6)	282	— (7)
Fortress Capital Acquisition Corp.(6)	1,965	— (7)
FTAC Emerald Acquisition Corp.(6)	807	— (7)
G Squared Ascend I, Inc.(6)	1,150	—
GCM Grosvenor, Inc. Class A(6)	4,103	2
Gesher I Acquisition Corp.(6)	240	— (7)
Getaround, Inc.(6)	458	— (7)
Goal Acquisitions Corp.(6)	10,907	1
Golden Falcon Acquisition Corp.(6)	4,818	1
Jack Creek Investment Corp. Class A(6)	2,200	1
KludeIn I Acquisition Corp.(6)	2,500	— (7)
Marlin Technology Corp.(6)	1,733	— (7)
Moneylion, Inc.(6)	3,781	— (7)
PepperLime Health Acquisition Corp.(6)	5,852	— (7)
Phoenix Biotech Acquisition Corp.(6)	240	— (7)
Pioneer Merger Corp.(6)	751	— (7)
Pontem Corp.(6)	2,585	— (7)
Prospector Capital Corp.(6)	3,202	— (7)
RMG Acquisition Corp. III(6)	1,120	— (7)
Rocket Internet Growth Opportunities Corp. Class A(6)	1,217	— (7)
Screaming Eagle Acquisition Corp. Class A(6)	1,139	— (7)
Senior Connect Acquisition Corp. I(6)	2,291	— (7)
Slam Corp. Class A(6)	394	— (7)
Supernova Partners Acquisition Co. III Ltd.(6)	974	— (7)

See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Financials—continued
Thunder Bridge Capital Partners III, Inc.(6)	507	$ —(7)
		6

Health Care—0.0%
Biote Corp.(6)	291	— (7)
Newamsterdam Pharma Co. N.V.(6)	3,067	3
Pear Therapeutics, Inc.(6)	1,433	— (7)
Quantum-Si, Inc.(6)	3,333	1
Talkspace, Inc.(6)	9,468	1
		5

Industrials—0.0%
Amprius Technologies, Inc.(6)	3,369	1
Berkshire Grey, Inc.(6)	311	— (7)
		1

Information Technology—0.0%
Embark Technology, Inc.(6)	1,533	— (7)
FOXO Technologies, Inc.(6)	1,072	— (7)
		— (7)

Materials—0.0%
Ginkgo Bioworks Holdings, Inc.(6)	940	— (7)
Total Warrants (Identified Cost $91)		12

	Shares/Units
Special Purpose Acquisition Companies—21.8%
7 Acquisition Corp. Class A(6)	4,296	44
A SPAC II Acquisition Corp.(6)	4,095	42
African Gold Acquisition Corp. Class A(6)	25,115	252
Ahren Acquisition Corp. Class A(6)	897	9
Alpha Partners Technology Merger Corp. Class A(6)	1,697	17
AltEnergy Acquisition Corp.(6)	487	5
Altimar Acquisition Corp. III(6)	491	4
Altimar Acquisition Corp. III Class A(6)	9,970	100
Andretti Acquisition Corp. Class A(6)	1,775	18
Anthemis Digital Acquisitions I Corp.(6)	1,444	15
Anzu Special Acquisition Corp. I Class A(6)	6,320	64
Apollo Strategic Growth Capital II Class A(6)	12,272	123
Ares Acquisition Corp. Class A(6)	4,300	43
Arrowroot Acquisition Corp. Class A(6)	1,984	20
ARYA Sciences Acquisition Corp. IV Class A(6)	3,782	38
Athena Consumer Acquisition Corp. Class A(6)	322	3
Athena Technology Acquisition Corp. II Class A(6)	2,793	28
Atlantic Coastal Acquisition Corp. Class A(6)	13,983	140
Aura FAT Projects Acquisition Corp. Class A(6)	4,909	51
Aurora Acquisition Corp. Class A(6)(8)	622	6
Authentic Equity Acquisition Corp.(6)	5,000	51
B Riley Principal 250 Merger Corp. Class A(6)	4,789	48
Bannix Acquisition Corp.(6)	265	3
Belong Acquisition Corp. Class A(6)	479	5
Bilander Acquisition Corp. Class A(6)	1,702	17
BioPlus Acquisition Corp. Class A(6)	3,744	38
Biotech Acquisition Co. Class A(6)	1,685	17
bleuacacia Ltd. Class A(6)	5,596	56
BlueRiver Acquisition Corp. Class A(6)	49,407	498
Brigade-M3 European Acquisition Corp.(6)	960	9
	Shares/Units	Value
Bullpen Parlay Acquisition Co. Class A(6)	2,117	$ 22
Canna-Global Acquisition Corp. Class A(6)	1,384	14
Carney Technology Acquisition Corp. II Class A(6)	1,233	12
Cartesian Growth Corp. Class A(6)	1,343	13
Cartica Acquisition Corp. Class A(6)	8,505	88
CC Neuberger Principal Holdings III(6)	5,400	55
CC Neuberger Principal Holdings III Class A(6)	30,100	304
Chain Bridge I Class A(6)	3,078	32
Churchill Capital Corp. VII Class A(6)	7,677	77
CIIG Capital Partners II, Inc. Class A(6)	1,202	12
Coliseum Acquisition Corp. Class A(6)	13,459	135
Colonnade Acquisition Corp. II Class A(6)(8)	7,474	75
Concord Acquisition Corp. III Class A(6)	3,231	33
Constellation Acquisition Corp. I Class A(6)	1,646	17
Conyers Park III Acquisition Corp. Class A(6)	1,699	17
Corazon Capital V838 Monoceros Corp. Class A(6)	3,782	38
Corsair Partnering Corp. Class A(6)	6,303	63
D & Z Media Acquisition Corp. Class A(6)	4,176	42
Decarbonization Plus Acquisition Corp. IV Class A(6)	7,624	78
Digital Transformation Opportunities Corp. Class A(6)	4,108	41
dMY Technology Group, Inc. VI(6)	8,144	82
DP Cap Acquisition Corp. I Class A(6)	43,187	443
Dragoneer Growth Opportunities Corp. III Class A(6)	13,477	133
Elliott Opportunity II Corp. Class A(6)	8,051	81
Embrace Change Acquisition Corp.(6)	2,578	26
Enphys Acquisition Corp.(6)	47,241	474
Enterprise 4.0 Technology Acquisition Corp.(6)	484	5
Enterprise 4.0 Technology Acquisition Corp.(6)	910	9
ESGEN Acquisition Corp.(6)	1	— (7)
ESGEN Acquisition Corp. Class A(6)	564	6
ESM Acquisition Corp.(6)	4,782	48
ExcelFin Acquisition Corp.(6)	486	5
ExcelFin Acquisition Corp. Class A(6)	3,748	38
Far Peak Acquisition Corp. Class A(6)	11,021	111
Fifth Wall Acquisition Corp. III Class A(6)	2,926	29
Fintech Evolution Acquisition Group(6)	1,493	15
Fintech Evolution Acquisition Group Class A(6)	1,503	15
Focus Impact Acquisition Corp. Class A(6)	3,302	34
Freedom Acquisition I Corp. Class A(6)	5,807	59
FTAC Athena Acquisition Corp. Class A(6)	2,220	22
FTAC Emerald Acquisition Corp. Class A(6)	1,614	16
FTAC Hera Acquisition Corp.(6)	3,000	30
FTAC Hera Acquisition Corp. Class A(6)	4,703	48
Fusion Acquisition Corp. II(6)	2,500	25
Fusion Acquisition Corp. II Class A(6)	1,539	15
G Squared Ascend I, Inc. Class A(6)	13,743	139
G Squared Ascend II, Inc.(6)	1,000	10
G Squared Ascend II, Inc. Class A(6)	647	7
Gesher I Acquisition Corp. Class A(6)	10,360	105
Global Partner Acquisition Corp. II Class A(6)	11,040	112
Goal Acquisitions Corp.(6)	161	2
GoGreen Investments Corp.(6)	11,805	123
Growth For Good Acquisition Corp.(6)	2,832	28
GX Acquisition Corp. II Class A(6)	5,448	55
Hainan Manaslu Acquisition Corp.(6)	12,500	127
Home Plate Acquisition Corp. Class A(6)	4,873	49
Ibere Pharmaceuticals Class A(6)	2,682	27
Iconic Sports Acquisition Corp. Class A(6)	41,552	428
Independence Holdings Corp.(6)	4,615	46
Infinite Acquisition Corp.(6)	404	4
Infinite Acquisition Corp. Class A(6)	30,132	309
Inflection Point Acquisition Corp. Class A(6)	901	9
Innovative International Acquisition Corp. Class A(6)	4,629	48
InterPrivate III Financial Partners, Inc. Class A(6)	2,290	23

See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
InterPrivate IV InfraTech Partners, Inc. Class A(6)	2,705	$ 27
Investcorp India Acquisition Corp. Class A(6)	3,584	37
Iris Acquisition Corp.(6)	11,025	111
Jack Creek Investment Corp. Class A(6)	19,700	200
Jaws Hurricane Acquisition Corp. Class A(6)	8,514	85
Jaws Juggernaut Acquisition Corp.(6)	1,047	11
Jaws Mustang Acquisition Corp. Class A(6)	41,915	424
Juniper II Corp.(6)	2,038	21
Juniper II Corp. Class A(6)	2,611	27
Kadem Sustainable Impact Corp. Class A(6)	3,269	33
Khosla Ventures Acquisition Co. III Class A(6)	1,542	15
Kismet Acquisition Three Corp. Class A(6)	1,557	16
Kismet Acquisition Two Corp. Class A(6)	921	9
L Catterton Asia Acquisition Corp. Class A(6)	1,559	16
Landcadia Holdings IV, Inc. Class A(6)	5,134	52
LDH Growth Corp. I Class A(6)	1,685	17
Live Oak Crestview Climate Acquisition Corp.(6)	1,531	15
Live Oak Mobility Acquisition Corp. Class A(6)	4,148	42
Longview Acquisition Corp. II Class A(6)	5,375	54
M3-Brigade Acquisition II Corp. Class A(6)	1,524	15
M3-Brigade Acquisition III Corp. Class A(6)	5,371	54
Macondray Capital Acquisition Corp. I Class A(6)	3,046	31
Magnum Opus Acquisition Ltd. Class A(6)	1,529	15
Mason Industrial Technology, Inc.(6)	4,330	43
Moringa Acquisition Corp. Class A(6)	931	9
Motive Capital Corp. II(6)	3,315	34
Mountain & Co. I Acquisition Corp.(6)	8,108	84
Newbury Street Acquisition Corp.(6)	4,871	49
Newcourt Acquisition Corp.(6)	1,467	15
Newcourt Acquisition Corp. Class A(6)	38,852	398
NewHold Investment Corp. II Class A(6)	2,405	24
Noble Rock Acquisition Corp. Class A(6)	6,434	65
North Atlantic Acquisition Corp. Class A(6)	8,867	90
Northern Genesis Acquisition Corp. III Class A(6)	1,552	16
Northern Star Investment Corp. III Class A(6)	3,723	38
Northern Star Investment Corp. IV Class A(6)	10,228	103
Orion Biotech Opportunities Corp. Class A(6)	274	3
Oxus Acquisition Corp. Class A(6)	1,833	19
Peridot Acquisition Corp. II(6)	3,846	39
Peridot Acquisition Corp. II Class A(6)	1,556	16
Phoenix Biotech Acquisition Corp. Class A(6)	480	5
Pioneer Merger Corp. Class A(6)	5,376	54
Pontem Corp. Class A(6)	2,901	29
Post Holdings Partnering Corp. Class A(6)	2,294	23
Power & Digital Infrastructure Acquisition II Corp. Class A(6)	511	5
Powered Brands Class A(6)	7	— (7)
PowerUp Acquisition Corp. Class A(6)	3,935	41
Priveterra Acquisition Corp. Class A(6)	5,970	60
Project Energy Reimagined Acquisition Corp.(6)	4,177	42
PROOF Acquisition Corp. I(6)	1,296	13
Pyrophyte Acquisition Corp.(6)	652	7
Rigel Resource Acquisition Corp. Class A(6)	3,488	36
RMG Acquisition Corp. III Class A(6)	1,700	17
Rose Hill Acquisition Corp. Class A(6)	248	3
Ross Acquisition Corp. II Class A(6)	10,444	106
ScION Tech Growth II Class A(6)	9,177	93
SDCL EDGE Acquisition Corp. Class A(6)	200	2
Seaport Calibre Materials Acquisition Corp.(6)	1,725	18
Semper Paratus Acquisition Corp.(6)	651	7
Semper Paratus Acquisition Corp. Class A(6)	5,473	57
Shelter Acquisition Corp. I Class A(6)	4,500	45
Slam Corp. Class A(6)	6,076	61
Social Capital Suvretta Holdings Corp. II Class A(6)	6,693	67
	Shares/Units	Value
Social Capital Suvretta Holdings Corp. IV Class A(6)	51,463	$ 517
Social Leverage Acquisition Corp. I Class A(6)	5,408	54
Spree Acquisition Corp. 1 Ltd.(6)	8,508	87
Spring Valley Acquisition Corp. II(6)	1,051	11
Supernova Partners Acquisition Co. III Ltd. Class A(6)	48,777	492
SVF Investment Corp. Class A(6)	3,417	35
SVF Investment Corp. 2 Class A(6)	51,717	521
Talon 1 Acquisition Corp. Class A(6)	8,149	84
Target Global Acquisition I Corp.(6)	1,442	15
TenX Keane Acquisition Class A(6)	3,283	33
Thrive Acquisition Corp. Class A(6)	1,251	13
Thunder Bridge Capital Partners III, Inc. Class A(6)	2,535	26
Thunder Bridge Capital Partners IV, Inc. Class A(6)	6,580	66
Tio Tech A Class A(6)	9,042	91
TZP Strategies Acquisition Corp.(6)	5,434	55
Valor Latitude Acquisition Corp. Class A(6)	13,581	137
Valuence Merger Corp. I Class A(6)	513	5
Vector Acquisition Corp. II Class A(6)	4,911	50
Viscogliosi Brothers Acquisition Corp.(6)	569	6
Warburg Pincus Capital Corp. I Class A(6)	16,698	169
Waverley Capital Acquisition Corp. 1 Class A(6)	32,779	328
XPAC Acquisition Corp. Class A(6)	1,602	16
Total Special Purpose Acquisition Companies (Identified Cost $12,190)		12,326

	Shares
Escrow Notes—1.5%
Financials—1.5%
Altaba, Inc. Escrow(6)	225,250	851
Total Escrow Notes (Identified Cost $757)		851

Total Long-Term Investments—99.1% (Identified Cost $59,471)		56,098

Short-Term Investments—6.3%
Money Market Mutual Funds—6.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.033%)(9)	1,900,000	1,900
HSBC U.S. Treasury Money Market Fund - Institutional Shares (seven-day effective yield 3.901%)(9)	1,013,457	1,013
Morgan Stanley Liquidity Fund Government Portfolio - Institutional Shares (seven-day effective yield 4.117%)(9)	651,961	652
Total Short-Term Investments (Identified Cost $3,565)		3,565

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(9)(10)	33,947	34
Total Securities Lending Collateral (Identified Cost $34)		34

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—105.5% (Identified Cost $63,070)		59,697

See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Shares	Value

Securities Sold Short—(0.7)%

	Par Value	Value
U.S. Government Security—(0.7)%
U.S. Treasury Notes 3.250%, 6/30/29	$ (398)	$ (381)
Total Securities Sold Short (Identified Proceeds $(406))		(381)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—104.8% (Identified Cost $62,664)		$ 59,316
Other assets and liabilities, net—(4.8)%		(2,717)
NET ASSETS—100.0%		$ 56,599

Abbreviations:
AMT	Alternative Minimum Tax
HSBC	Hong Kong & Shanghai Bank
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OBFR	Overnight Bank Funding Rate
SOFR	Secured Overnight Financing Rate
SPAC	Special Purpose Acquisition Company

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $24,344 or 43.0% of net assets.
(2)	All or a portion of the shares have been committed as collateral for securities sold short. The value of securities segregated as collateral is $167.
(3)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	Non-income producing.
(7)	Amount is less than $500.
(8)	All or a portion of security is on loan.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

Country Weightings (Unaudited)†
United States	80%
Cayman Islands	17
Luxembourg	3
Total	100%
†% of total investments, net of securities sold short as of December 31, 2022.

Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows:
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Long Total Return Swap Contracts
Afternext Healthtech Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	04/04/23	$257	$ 9	$ 9	$ —
Apollo Tactical Income Fund, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	462	(73)	—	(73)
Ares Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	11/10/23	275	3	3	—
Ares Dynamic Credit Allocation Fund, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	217	(44)	—	(44)
Blackrock Debt Strategies Fund, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	222	(27)	—	(27)
Blackrock Floating Rate Income Strategies Fund, Inc.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	02/20/23	20	(4)	—	(4)
Blackrock Floating Rate Income Strategies Fund, Inc.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	02/27/23	10	(2)	—	(2)
Blackrock Floating Rate Income Strategies Fund, Inc.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	03/03/23	10	(1)	—	(1)
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows (continued):
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Blackrock Floating Rate Income Strategies Fund, Inc.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	10/23/23	$ 33	$ (1)	$ —	$ (1)
Cartesian Growth Corp. II	Pay	5.530% (1.210% + OBFR)	1 Month	GS	12/04/23	276	4	4	—
Catalyst Partners Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/17/23	429	15	15	—
Churchill Capital Corp. VII	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/23/23	33	— (3)	— (3)	—
CIIG Capital Partners II, Inc.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	417	14	14	—
Concord Acquisition Corp. II	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	428	10	10	—
Deep Lake Capital Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	08/18/23	51	1	1	—
DMY Technology Group, Inc. VI	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	414	11	11	—
Doubleline Income Solutions Fund	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	218	(46)	—	(46)
Dragoneer Growth Opportunities Corp. III	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/17/23	440	4	4	—
Elliott Opportunity II Corp.	Pay	5.480% (1.160% + OBFR)	1 Month	GS	01/12/24	54	— (3)	— (3)	—
FAR Peak Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	12/21/23	71	1	1	—
FAT Projects Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/23/23	49	1	1	—
First Trust Senior Floating Rate Income Fund II	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	236	(49)	—	(49)
Fortress Capital Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	08/14/23	97	2	2	—
FTAC Parnassus Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/17/23	428	13	13	—
FTAC Zeus Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	12/04/23	161	(1)	—	(1)
G Squared Ascend I, Inc.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/09/23	72	2	2	—
Goal Acquisitions Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	08/08/23	107	3	3	—
Hennessy Capital Investment Corp. VI	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/02/23	212	4	4	—
Invesco Dynamic Credit Opportunities	Pay	5.420% (1.10% + OBFR)	1 Month	GS	02/24/23	4	(—) (3)	—	(— ) (3)
Invesco Dynamic Credit Opportunities	Pay	4.70% (0.380% + OBFR)	3 Month	JPM	01/01/24	35	(—) (3)	—	(— ) (3)
Invesco Senior Income Trust	Pay	4.760% (0.440% + OBFR)	3 Month	JPM	02/13/23	288	(30)	—	(30)
Invesco Senior Income Trust	Pay	4.760% (0.440% + OBFR)	3 Month	JPM	02/20/23	20	(2)	—	(2)
Invesco Senior Income Trust	Pay	4.760% (0.440% + OBFR)	3 Month	JPM	02/24/23	226	(15)	—	(15)
Invesco Senior Income Trust	Pay	4.760% (0.440% + OBFR)	3 Month	JPM	02/27/23	16	(2)	—	(2)
Invesco Senior Income Trust	Pay	4.760% (0.440% + OBFR)	3 Month	JPM	10/23/23	49	3	3	—
Jaws Juggernaut Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	419	13	13	—
Kairos Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	12/21/23	99	— (3)	— (3)	—
Kensington Capital Acquisition Corp. V	Pay	5.510% (1.210% + SOFR )	1 Month	GS	01/30/24	73	— (3)	— (3)	—
Khosla Ventures Acquisition Co.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	425	11	11	—
Marlin Technology Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	08/22/23	51	1	1	—
Medicus Sciences Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	05/04/23	108	2	2	—
New Vista Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	05/04/23	109	2	2	—
See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows (continued):
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Nuveen Credit Strategies Income Fund	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	$457	$ (70)	$ —	$ (70)
Nuveen New York AMT-Free Quality Municipal Income Fund	Pay	5.530% (1.210% + OBFR)	1 Month	GS	06/26/23	79	(9)	—	(9)
Nuveen New York AMT-Free Quality Municipal Income Fund	Pay	4.70% (0.380% + OBFR)	3 Month	JPM	10/23/23	7	— (3)	— (3)	—
Pershing Square Escrow	Pay	5.530% (1.210% + OBFR)	1 Month	GS	08/28/23	—	1	1	—
Plum Acquisition Corp. I	Pay	5.530% (1.210% + OBFR)	1 Month	GS	12/14/23	222	2	2	—
Pontem Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	06/27/23	76	2	2	—
Prospector Capital Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	06/27/23	94	3	3	—
Quantum-Si, Inc.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	06/23/23	33	(18)	—	(18)
RMG Acquisition Corp. III	Pay	5.530% (1.210% + OBFR)	1 Month	GS	08/29/23	55	1	1	—
Rocket Internet Growth Opportunities Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/23/23	188	2	2	—
Saba Capital Income & Opportunities Fund	Pay	5.530% (1.210% + OBFR)	1 Month	GS	06/23/23	217	(14)	—	(14)
Saba Capital Income & Opportunities Fund	Pay	4.70% (0.380% + OBFR)	3 Month	JPM	06/23/23	3	(—) (3)	—	(— ) (3)
ScION Tech Growth II	Pay	5.480% (1.160% + OBFR)	1 Month	GS	01/12/24	57	(—) (3)	—	(— ) (3)
Screaming Eagle Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	11/10/23	275	5	5	—
SK Growth Opportunities Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	11/20/23	274	5	5	—
Social Capital Suvretta Holdings Corp. II	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	409	17	17	—
TCV Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/23/23	53	1	1	—
Thrive Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/23/23	42	1	1	—
TLGY Acquisition Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/23/23	43	1	1	—
Tortoiseecofin Acquisition Corp. III	Pay	5.530% (1.210% + OBFR)	1 Month	GS	10/02/23	79	2	2	—
TPG Pace Beneficial II Corp.	Pay	5.530% (1.210% + OBFR)	1 Month	GS	03/23/23	414	2	2	—
							(234)	174	(408)
Total							$(234)	$174	$(408)

Footnote Legend:
(1)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(2)	There were no upfront premiums paid or received for the open swap contracts held.
(3)	Amount is less than $500.
See Notes to Financial Statements

Westchester Credit Event Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$29,890	$ —	$29,890	$—
Leveraged Loans	7,723	—	7,723	— (1)
Convertible Bonds and Notes	4,496	—	4,496	—
Equity Securities:
Preferred Stocks	693	693	—	—
Closed End Fund	104	104	—	—
Escrow Notes	851	—	851	—
Special Purpose Acquisition Companies	12,326	11,437	889	—
Warrants	12	12	—	—
Common Stocks	3	3	—	—
Money Market Mutual Funds	3,565	3,565	—	—
Securities Lending Collateral	34	34	—	—
Other Financial Instruments:
Over-the-Counter Total Return Swaps*	174	—	174	—
Total Assets	59,871	15,848	44,023	— (1)
Liabilities:
Securities Sold Short:
U.S. Government Security	(381)	—	(381)	—
Other Financial Instruments:
Over-the-Counter Total Return Swaps*	(408)	—	(408)	—
Total Liabilities	(789)	—	(789)	—
Total Investments, Net of Securities Sold Short	$59,082	$15,848	$43,234	$— (1)

(1)	Includes internally fair valued securities currently priced at zero ($0).
*	Swap contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Leveraged Loans	Rights	Common Stocks
Investments in Securities
Balance as of December 31, 2021:	$ 352	$ 325	$ — (a)	$ 27
Accrued discount/(premium)	2	2	—	—
Net realized gain (loss)	(42)	— (b)	—	(42)
Net change in unrealized appreciation (depreciation)(c)	26	3	— (b)	23
Sales (d)	(338)	(330)	— (b)	(8)
Balance as of December 31, 2022	$ —(a)	$ —(a)	$ —	$ —
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500.
(c) The net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022, was $2.
(d) Includes paydowns on securities.
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS December 31, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—0.8%
Information Technology—0.8%
Coupa Software, Inc.
0.125%, 6/15/25	$ 892	$ 862
0.375%, 6/15/26	1,702	1,636
		2,498

Total Convertible Bonds and Notes (Identified Cost $2,509)		2,498

Corporate Bonds and Notes—24.2%
Communication Services—5.7%
Allen Media LLC 144A 10.500%, 2/15/28(1)	3,724	1,415
Clear Channel Outdoor Holdings, Inc. 144A 7.500%, 6/1/29(1)	2,780	2,041
Connect Finco S.a.r.l. 144A 6.750%, 10/1/26(1)	3,171	2,939
Getty Images, Inc. 144A 9.750%, 3/1/27(1)(2)	6,637	6,551
GrubHub Holdings, Inc. 144A 5.500%, 7/1/27(1)	1,733	1,255
TEGNA, Inc.
4.625%, 3/15/28	482	458
5.000%, 9/15/29	2,839	2,693
WeWork Cos., Inc. 144A 7.875%, 5/1/25(1)	1,760	669
WeWork Cos., LLC 144A 5.000%, 7/10/25(1)	2,174	712
		18,733

Consumer Discretionary—3.0%
Aramark Services, Inc.
144A 5.000%, 4/1/25(1)	905	883
144A 6.375%, 5/1/25(1)	5,886	5,814
Scientific Games International, Inc. 144A 7.000%, 5/15/28(1)	3,366	3,211
		9,908

Consumer Staples—1.7%
TreeHouse Foods, Inc. 4.000%, 9/1/28	3,268	2,778
Vector Group Ltd. 144A 10.500%, 11/1/26(1)	2,791	2,770
		5,548

Energy—1.0%
CONSOL Energy, Inc. 144A 11.000%, 11/15/25(1)	3,280	3,359
Financials—2.8%
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(1)	2,721	2,721
FXI Holdings, Inc. 144A 12.250%, 11/15/26(1)	3,138	2,595
Genesis Energy LP 5.625%, 6/15/24(2)	3,324	3,207
	Par Value	Value

Financials—continued
Stevens Holding Co., Inc. 144A 6.125%, 10/1/26(1)	$ 713	$ 715
		9,238

Health Care—0.8%
Mallinckrodt International Finance S.A. 144A 10.000%, 4/15/25(1)	2,837	2,438
Industrials—3.2%
Bombardier, Inc. 144A 7.875%, 4/15/27(1)	1,474	1,430
Cengage Learning, Inc. 144A 9.500%, 6/15/24(1)	7,075	6,749
Granite U.S. Holdings Corp. 144A 11.000%, 10/1/27(1)	1,292	1,361
IEA Energy Services LLC 144A 6.625%, 8/15/29(1)	1,111	1,044
		10,584

Information Technology—2.4%
MoneyGram International, Inc. 144A 5.375%, 8/1/26(1)	3,481	3,529
NCR Corp. 144A 6.125%, 9/1/29(1)	1,744	1,631
Viasat, Inc. 144A 5.625%, 4/15/27(1)	3,139	2,851
		8,011

Materials—1.9%
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)	3,503	3,239
Resolute Forest Products, Inc. 144A 4.875%, 3/1/26(1)	3,175	3,127
		6,366

Real Estate—1.7%
iStar, Inc.
4.750%, 10/1/24	1,725	1,712
4.250%, 8/1/25	3,980	3,900
5.500%, 2/15/26	57	57
		5,669

Total Corporate Bonds and Notes (Identified Cost $88,839)		79,854

Leveraged Loans—4.7%
Consumer Non-Durables—0.1%
Liqui-Box Holdings, Inc. (3 month LIBOR + 4.500%) 9.235%, 2/26/27(3)	299	295
Health Care—0.6%
Mallinckrodt International Finance S.A. 2017 (3 month LIBOR + 5.250%) 9.986%, 9/30/27(3)	2,821	2,121
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Information Technology—2.0%
Maxar Technologies, Inc. (1 month Term SOFR + 4.250%) 8.673%, 6/14/29(3)	$ 4,189	$ 4,185
RentPath LLC Tranche B-1, First Lien (3 month Prime + 3.750%) 11.250%, 4/25/24(3)(4)(5)	150	—
Syniverse Holdings, Inc. (1 month Term SOFR + 7.000%) 11.580%, 5/13/27(3)	2,793	2,426
		6,611

Manufacturing—1.6%
Granite U.S. Holdings Corp. Tranche B (3 month LIBOR + 3.750%) 8.134%, 9/30/26(3)	5,237	5,230
Retail—0.1%
Claire’s Stores, Inc. Tranche B (1 month LIBOR + 6.500%) 10.884%, 12/18/26(3)	255	229
Utility—0.3%
Talen Energy Supply LLC (3 Month SOFR + 4.750%) 9.008% - 9.274%, 11/11/23(3)	925	930
Total Leveraged Loans (Identified Cost $16,506)		15,416

	Shares
Closed End Funds—1.2%
Equity Funds—1.2%
Apollo Senior Floating Rate Fund, Inc.	11,127	137
Apollo Tactical Income Fund, Inc.	64,106	777
Ares Dynamic Credit Allocation Fund, Inc.	8,750	101
BlackRock Debt Strategies Fund, Inc.	12,453	115
BlackRock Floating Rate Income Strategies Fund, Inc.	9,611	108
DoubleLine Income Solutions Fund	8,919	99
First Trust Senior Floating Rate Income Fund II	11,712	112
Franklin Universal Trust	102,050	687
Invesco Senior Income Trust	64,480	247
Nuveen Credit Strategies Income Fund	149,962	763
Nuveen New York AMT-Free Quality Municipal Income Fund	58,257	598
Saba Capital Income & Opportunities Fund	29,430	224
		3,968

Total Closed End Funds (Identified Cost $5,012)		3,968

Preferred Stocks—0.6%
Consumer Discretionary—0.2%
Fossil Group, Inc., 7.000%	31,540	500
Financials—0.3%
Federal Home Loan Mortgage Corp., 8.375%(3)	448,397	911
	Shares	Value

Financials—continued
Federal National Mortgage Association, 8.250%(3)	88,951	$ 208
		1,119

Industrials—0.1%
Babcock & Wilcox Enterprises, Inc., 6.500%	11,979	247
Total Preferred Stocks (Identified Cost $2,531)		1,866

Common Stocks—27.0%
Communication Services—2.7%
Activision Blizzard, Inc.	38,317	2,933
MGM Holdings, Inc. Class A(6)	11,358	52
Sciplay Corp. Class A(6)	8,228	132
Shaw Communications, Inc. Class B	198,853	5,723
		8,840

Consumer Discretionary—2.1%
Cazoo Group Ltd.(6)	61,975	10
iRobot Corp.(6)	6,131	295
Poshmark, Inc. Class A(6)	26,092	467
Sportsman’s Warehouse Holdings, Inc.(6)	6,052	57
Wynn Resorts Ltd.(2)(6)	75,500	6,226
		7,055

Consumer Staples—0.8%
Kellogg Co.	36,600	2,607
TPCO Holding Corp.(6)	16,310	3
		2,610

Energy—0.7%
Euronav N.V.(6)	128,600	2,192
Financials—0.6%
Cowen, Inc. Class A	17,014	657
First Horizon Corp.	51,138	1,253
MarketWise, Inc.(6)	12,707	21
		1,931

Health Care—6.0%
1Life Healthcare, Inc.(2)(6)	137,595	2,299
Horizon Therapeutics plc(6)	87,017	9,903
Oyster Point Pharma, Inc.(2)(6)	276,385	3,087
Quantum-Si, Inc.(6)	40,418	74
Signify Health, Inc. Class A(2)(6)	160,192	4,591
		19,954

Industrials—6.0%
Aerojet Rocketdyne Holdings, Inc.(6)	23,581	1,319
Altra Industrial Motion Corp.	22,705	1,357
Atlas Air Worldwide Holdings, Inc.(6)	5,496	554
Atlas Corp.	262,200	4,022
Emerson Electric Co.	20,300	1,950
General Electric Co.	68,400	5,731
Griffon Corp.	100,000	3,579
IAA, Inc.(6)	1,397	56

See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Industrials—continued
Maxar Technologies, Inc.	23,705	$ 1,226
		19,794

Information Technology—4.7%
Coupa Software, Inc.(6)	21,592	1,709
Evo Payments, Inc. Class A(6)	11,344	384
KnowBe4, Inc. Class A(6)	22,874	567
Rogers Corp.(6)	835	100
Sierra Wireless, Inc.(2)(6)	105,598	3,061
Silicon Motion Technology Corp. ADR	42	3
Tower Semiconductor Ltd.(6)	360	15
VMware, Inc. Class A(2)(6)	79,129	9,714
		15,553

Materials—2.7%
Vale S.A. Sponsored ADR	315,000	5,345
Yamana Gold, Inc.(2)(7)	639,206	3,548
		8,893

Real Estate—0.7%
STORE Capital Corp.	72,860	2,336
Total Common Stocks (Identified Cost $86,201)		89,158

Rights—0.1%
Health Care—0.1%
Akouos, Inc.(6)	26,079	29
Bristol Myers Squibb Co.(4)(6)	169,085	212
		241

Materials—0.0%
Pan American Silver Corp.(6)	322,499	184
Total Rights (Identified Cost $209)		425

Warrants—0.1%
Communication Services—0.0%
Akazoo S.A.(4)(6)	35,748	—
BuzzFeed, Inc.(6)	17,333	1
		1

Consumer Discretionary—0.1%
Cazoo Group Ltd.(6)	63,999	1
CEC Brands LLC(4)(6)	45,120	135
Grove Collaborative Holdings(6)	20,136	2
Kaixin Auto Holdings(6)	48,712	1
Legacy Enjoy, Inc.(6)	33,184	— (8)
Reebonz Holding Ltd.(4)(6)	23,859	—
		139

Consumer Staples—0.0%
Whole Earth Brands, Inc.(6)	30,942	7
	Shares	Value

Financials—0.0%
26 Capital Acquisition Corp.(6)	25,800	$ 6
Achari Ventures Holdings Corp. I(6)	17,691	1
Ares Acquisition Corp.(6)	21,726	10
Arrowroot Acquisition Corp.(6)	60,113	— (8)
Athena Consumer Acquisition Corp.(6)	3,395	— (8)
BYTE Acquisition Corp.(6)	256,226	20
Carney Technology Acquisition Corp. II(6)	10,037	1
CF Acquisition Corp. VIII(6)	14,261	— (8)
CIIG Capital Partners II, Inc.(6)	13,420	1
Colonnade Acquisition Corp. II(6)	11,290	— (8)
Compute Health Acquisition Corp. Class A(6)	21,781	2
Corner Growth Acquisition Corp.(6)	20,673	1
D & Z Media Acquisition Corp.(6)	43,473	2
Deep Lake Capital Acquisition Corp.(6)	61,170	— (8)
ECARX Holdings, Inc.(6)	27,750	3
Epiphany Technology Acquisition Corp.(6)	18,226	— (8)
ESGEN Acquisition Corp.(6)	5,942	— (8)
Fortress Capital Acquisition Corp.(6)	24,997	— (8)
FoxWayne Enterprises Acquisition Corp.(6)	19,597	2
FTAC Emerald Acquisition Corp.(6)	17,092	1
G Squared Ascend I, Inc.(6)	17,913	—
GCM Grosvenor, Inc. Class A(6)	28,825	13
Gesher I Acquisition Corp.(6)	5,074	3
Getaround, Inc.(6)	11,166	1
Goal Acquisitions Corp.(6)	272,843	13
Golden Falcon Acquisition Corp.(6)	62,637	9
International Media Acquisition Corp.(6)	18,227	— (8)
Jack Creek Investment Corp. Class A(6)	27,000	6
KludeIn I Acquisition Corp.(6)	10,000	1
Marlin Technology Corp.(6)	58,227	— (8)
Medicus Sciences Acquisition Corp.(6)	6,666	1
Moneylion, Inc.(6)	53,893	2
North Atlantic Acquisition Corp.(6)	18,487	— (8)
Pathfinder Acquisition Corp.(6)	11,102	2
PepperLime Health Acquisition Corp.(6)	8,672	— (8)
Phoenix Biotech Acquisition Corp.(6)	5,078	— (8)
Pioneer Merger Corp.(6)	18,034	— (8)
Pontem Corp.(6)	49,791	4
Prospector Capital Corp.(6)	58,973	1
RMG Acquisition Corp. III(6)	20,895	1
Rocket Internet Growth Opportunities Corp. Class A(6)	16,749	— (8)
Screaming Eagle Acquisition Corp. Class A(6)	19,630	5
Senior Connect Acquisition Corp. I(6)	25,144	2
Slam Corp. Class A(6)	8,351	1
Supernova Partners Acquisition Co. III Ltd.(6)	13,363	— (8)
Thunder Bridge Capital Partners III, Inc.(6)	28,698	2
		117

Health Care—0.0%
Biote Corp.(6)	7,203	2
Newamsterdam Pharma Co. N.V.(6)	17,838	14
Pear Therapeutics, Inc.(6)	36,173	5
Quantum-Si, Inc.(6)	17,647	5
Talkspace, Inc.(6)	55,361	4
		30

Industrials—0.0%
Amprius Technologies, Inc.(6)	27,068	8
Berkshire Grey, Inc.(6)	8,388	1

See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Industrials—continued
Shapeways Holdings, Inc.(6)	126,337	$ 2
		11

Information Technology—0.0%
Embark Technology, Inc.(6)	19,566	— (8)
FOXO Technologies, Inc.(6)	26,187	1
		1

Materials—0.0%
Ginkgo Bioworks Holdings, Inc.(6)	11,400	2
Total Warrants (Identified Cost $3,591)		308

	Shares/Units
Special Purpose Acquisition Companies—31.7%
7 Acquisition Corp. Class A(6)	26,150	269
A SPAC II Acquisition Corp.(6)	23,950	245
Adara Acquisition Corp. Class A(6)	20,118	205
Adit EdTech Acquisition Corp.(6)	22,677	227
African Gold Acquisition Corp. Class A(6)	32,646	328
AfterNext HealthTech Acquisition Corp. Class A(6)	43,355	434
Ahren Acquisition Corp. Class A(6)	18,889	195
Alpha Partners Technology Merger Corp. Class A(6)	36,400	366
ALSP Orchid Acquisition Corp. I Class A(6)	58,150	595
AltEnergy Acquisition Corp.(6)	10,320	105
Altimar Acquisition Corp. III(6)	12,014	108
Altimar Acquisition Corp. III Class A(6)	16,646	168
Andretti Acquisition Corp. Class A(6)	11,510	119
Apollo Strategic Growth Capital II Class A(6)	183,479	1,838
Arctos NorthStar Acquisition Corp. Class A(6)	40,472	408
Ares Acquisition Corp.(6)	3	— (8)
Ares Acquisition Corp. Class A(6)	108,630	1,094
Arrowroot Acquisition Corp. Class A(6)	91,466	919
ARYA Sciences Acquisition Corp. IV Class A(6)	9,175	93
Athena Consumer Acquisition Corp. Class A(6)	6,790	70
Athena Technology Acquisition Corp. II Class A(6)	17,708	178
Aura FAT Projects Acquisition Corp. Class A(6)	30,184	311
Aurora Acquisition Corp. Class A(6)(7)	13,977	141
Aurora Technology Acquisition Corp. Class A(6)	50,100	513
Authentic Equity Acquisition Corp.(6)	51,000	516
B Riley Principal 250 Merger Corp. Class A(6)	30,245	302
Bannix Acquisition Corp.(6)	1,553	16
Bilander Acquisition Corp. Class A(6)	35,783	354
Biotech Acquisition Co. Class A(6)	35,852	362
bleuacacia Ltd. Class A(6)	92,697	931
BlueRiver Acquisition Corp. Class A(6)	50,366	508
Brigade-M3 European Acquisition Corp.(6)	20,623	204
Bullpen Parlay Acquisition Co. Class A(6)	20,113	206
BurTech Acquisition Corp. Class A(6)	50,096	508
Canna-Global Acquisition Corp. Class A(6)	8,772	90
Capitalworks Emerging Markets Acquisition Corp. Class A(6)	5,381	56
Carney Technology Acquisition Corp. II Class A(6)	30,111	304
Cartesian Growth Corp. Class A(6)	9,363	94
Cartesian Growth Corp. II(6)	17,398	178
Cartica Acquisition Corp. Class A(6)	12,770	132
Catalyst Partners Acquisition Corp. Class A(6)	54,295	547
CC Neuberger Principal Holdings III(6)	54,900	554
CC Neuberger Principal Holdings III Class A(6)	34,357	347
	Shares/Units	Value
CF Acquisition Corp. IV Class A(6)	84,803	$ 851
Churchill Capital Corp. V Class A(6)	34,051	338
Churchill Capital Corp. VII Class A(6)	151,217	1,508
CIIG Capital Partners II, Inc. Class A(6)	26,840	273
Coliseum Acquisition Corp. Class A(6)	13,011	131
Colonnade Acquisition Corp. II Class A(6)(7)	73,515	740
Concord Acquisition Corp. II Class A(6)	55,358	551
Consilium Acquisition Corp. I Ltd.(6)	14,394	146
Constellation Acquisition Corp. I Class A(6)	58,460	591
Conyers Park III Acquisition Corp. Class A(6)	36,115	356
Corazon Capital V838 Monoceros Corp. Class A(6)	39,945	403
Corner Growth Acquisition Corp. Class A(6)	62,019	624
Corsair Partnering Corp. Class A(6)	150	1
D & Z Media Acquisition Corp. Class A(6)	37,629	378
Decarbonization Plus Acquisition Corp. IV Class A(6)	55,185	564
Deep Lake Capital Acquisition Corp. Class A(6)	122,340	1,234
dMY Technology Group, Inc. VI(6)	33,751	339
DP Cap Acquisition Corp. I Class A(6)	25,249	259
Dragoneer Growth Opportunities Corp. III Class A(6)	103,417	1,019
Elliott Opportunity II Corp.(6)	6,229	63
Elliott Opportunity II Corp. Class A(6)	100,693	1,015
Embrace Change Acquisition Corp.(6)	15,932	163
Enphys Acquisition Corp.(6)	160	2
Enterprise 4.0 Technology Acquisition Corp.(6)	10,183	105
Enterprise 4.0 Technology Acquisition Corp.(6)	5,761	59
ESGEN Acquisition Corp. Class A(6)	44,341	458
ESM Acquisition Corp.(6)	56,454	568
ExcelFin Acquisition Corp.(6)	10,246	104
Far Peak Acquisition Corp. Class A(6)	197,643	1,984
Fat Projects Acquisition Corp.(6)	35,812	363
Fifth Wall Acquisition Corp. III Class A(6)	43,031	432
FinServ Acquisition Corp. II Class A(6)	5,353	54
Fintech Evolution Acquisition Group(6)	36,677	369
Focus Impact Acquisition Corp. Class A(6)	20,893	213
Fortress Capital Acquisition Corp. Class A(6)	124,985	1,262
Freedom Acquisition I Corp. Class A(6)	35,846	362
FTAC Athena Acquisition Corp. Class A(6)	53,673	543
FTAC Emerald Acquisition Corp. Class A(6)	34,184	343
FTAC Hera Acquisition Corp.(6)	37,333	376
FTAC Hera Acquisition Corp. Class A(6)	73,468	743
FTAC Parnassus Acquisition Corp. Class A(6)	35,865	360
FTAC Zeus Acquisition Corp. Class A(6)	95,918	969
Fusion Acquisition Corp. II(6)	15,500	155
Fusion Acquisition Corp. II Class A(6)	9,758	98
G Squared Ascend I, Inc. Class A(6)	137,914	1,394
G Squared Ascend II, Inc.(6)	13,094	133
G Squared Ascend II, Inc. Class A(6)	3,787	38
Gesher I Acquisition Corp. Class A(6)	19,156	195
Goal Acquisitions Corp.(6)	276,246	2,779
Golden Falcon Acquisition Corp. Class A(6)	125,274	1,259
Gores Holdings IX, Inc. Class A(6)	11,234	111
Green Visor Financial Technology Acquisition Corp. I Class A(6)	99,127	1,028
GX Acquisition Corp. II Class A(6)	34,511	345
Hainan Manaslu Acquisition Corp.(6)	68,000	691
HH&L Acquisition Co. Class A(6)	83,683	846
Home Plate Acquisition Corp. Class A(6)	26,536	269
Ibere Pharmaceuticals Class A(6)	15,583	157
Iconic Sports Acquisition Corp. Class A(6)	13,611	140
Independence Holdings Corp.(6)	56,180	565
Independence Holdings Corp. Class A(6)(7)	134,779	1,360
Infinite Acquisition Corp.(6)	8,587	88
Infinite Acquisition Corp. Class A(6)	2,406	25
Inflection Point Acquisition Corp. Class A(6)	92,232	924

See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
Innovative International Acquisition Corp. Class A(6)	28,209	$ 291
InterPrivate III Financial Partners, Inc. Class A(6)	55,830	564
Investcorp Europe Acquisition Corp. I Class A(6)	18,734	193
Investcorp India Acquisition Corp. Class A(6)	20,891	216
Iris Acquisition Corp.(6)	34,690	350
Itiquira Acquisition Corp. Class A(6)	24,123	243
Jack Creek Investment Corp. Class A(6)	66,000	669
Jaws Hurricane Acquisition Corp. Class A(6)	75,459	755
Jaws Juggernaut Acquisition Corp.(6)	23,412	236
Jaws Juggernaut Acquisition Corp. Class A(6)	10,805	109
Jaws Mustang Acquisition Corp. Class A(6)	253,178	2,558
Kadem Sustainable Impact Corp. Class A(6)	20,711	208
Kairos Acquisition Corp.(6)	129,553	1,303
Kensington Capital Acquisition Corp. V(6)	65,314	667
Kernel Group Holdings, Inc. Class A(6)	33,002	333
Khosla Ventures Acquisition Co. Class A(6)	32,820	328
Khosla Ventures Acquisition Co. III Class A(6)	48,573	484
Kismet Acquisition Three Corp. Class A(6)	34,803	350
Kismet Acquisition Two Corp. Class A(6)	5,400	55
L Catterton Asia Acquisition Corp. Class A(6)	34,839	352
Landcadia Holdings IV, Inc. Class A(6)	57,249	579
Lazard Growth Acquisition Corp. I(6)	113,421	1,147
LDH Growth Corp. I Class A(6)	35,483	357
Leo Holdings Corp. II Class A(6)	33,633	341
Live Oak Crestview Climate Acquisition Corp.(6)	34,468	339
Live Oak Mobility Acquisition Corp. Class A(6)	37,938	381
Longview Acquisition Corp. II Class A(6)	145,331	1,462
M3-Brigade Acquisition II Corp. Class A(6)	34,295	347
M3-Brigade Acquisition III Corp. Class A(6)	34,004	345
Macondray Capital Acquisition Corp. I(6)	14,700	145
Magnum Opus Acquisition Ltd. Class A(6)	34,149	344
Marlin Technology Corp. Class A(6)	174,681	1,770
Mason Industrial Technology, Inc.(6)	53,675	534
Medicus Sciences Acquisition Corp. Class A(6)	60,000	602
MELI Kaszek Pioneer Corp. Class A(6)	15,527	155
Moringa Acquisition Corp. Class A(6)	5,867	59
Motive Capital Corp. II(6)	87,973	899
Mountain & Co. I Acquisition Corp.(6)	49,021	509
MSD Acquisition Corp. Class A(6)	134,801	1,361
New Vista Acquisition Corp.(6)	135,609	1,368
New Vista Acquisition Corp. Class A(6)	24,181	244
Newbury Street Acquisition Corp.(6)	57,099	572
Noble Rock Acquisition Corp. Class A(6)	67,878	686
North Atlantic Acquisition Corp. Class A(6)	82,357	833
Northern Genesis Acquisition Corp. III Class A(6)	34,695	348
Northern Star Investment Corp. III Class A(6)	21,635	218
Northern Star Investment Corp. IV Class A(6)	64,814	655
Orion Biotech Opportunities Corp. Class A(6)	1,602	16
Oxus Acquisition Corp. Class A(6)	11,597	120
Pathfinder Acquisition Corp. Class A(6)	55,510	555
PepperLime Health Acquisition Corp. Class A(6)	37,853	387
Peridot Acquisition Corp. II(6)	46,817	473
Peridot Acquisition Corp. II Class A(6)	64,143	647
Phoenix Biotech Acquisition Corp. Class A(6)	10,156	104
Pioneer Merger Corp. Class A(6)	73,449	745
Plum Acquisition Corp. I(6)	86,629	874
Pontem Corp. Class A(6)	319,697	3,232
Post Holdings Partnering Corp. Class A(6)	51,299	509
Power & Digital Infrastructure Acquisition II Corp. Class A(6)	3,241	33
Powered Brands Class A(6)	41	— (8)
PowerUp Acquisition Corp. Class A(6)	23,883	246
Priveterra Acquisition Corp. Class A(6)	36,122	363
PROOF Acquisition Corp. I(6)	27,292	278
	Shares/Units	Value
Prospector Capital Corp. Class A(6)	129,623	$ 1,309
Pyrophyte Acquisition Corp.(6)	13,726	139
Rigel Resource Acquisition Corp. Class A(6)	3,579	37
RMG Acquisition Corp. III Class A(6)	140,572	1,420
Rocket Internet Growth Opportunities Corp. Class A(6)	84,991	858
Rose Hill Acquisition Corp. Class A(6)	1,574	16
ScION Tech Growth II(6)	56,000	565
ScION Tech Growth II Class A(6)	10,449	106
Screaming Eagle Acquisition Corp. Class A(6)	107,970	1,074
Semper Paratus Acquisition Corp.(6)	13,800	142
Shelter Acquisition Corp. I Class A(6)	28,914	291
SILVERspac, Inc. Class A(6)	19,704	197
Slam Corp. Class A(6)	100,377	1,014
Social Capital Suvretta Holdings Corp. II Class A(6)	49,528	499
Social Capital Suvretta Holdings Corp. IV Class A(6)	68,005	683
Social Leverage Acquisition Corp. I Class A(6)	34,031	342
Spree Acquisition Corp. 1 Ltd.(6)	53,942	551
Spring Valley Acquisition Corp. II(6)	6,495	67
StoneBridge Acquisition Corp.(6)	26,943	277
Supernova Partners Acquisition Co. III Ltd. Class A(6)	101,332	1,021
SVF Investment Corp. Class A(6)	41,845	423
SVF Investment Corp. 2 Class A(6)	96,035	968
Talon 1 Acquisition Corp. Class A(6)	49,202	510
Target Global Acquisition I Corp.(6)	30,984	318
TCV Acquisition Corp. Class A(6)	87,202	881
TenX Keane Acquisition Class A(6)	19,217	195
Thunder Bridge Capital Partners III, Inc. Class A(6)	143,490	1,449
Thunder Bridge Capital Partners IV, Inc. Class A(6)	41,066	412
Tio Tech A Class A(6)	63,067	637
TortoiseEcofin Acquisition Corp. III Class A(6)	52,627	524
Twin Ridge Capital Acquisition Corp. Class A(6)	9,816	99
TZP Strategies Acquisition Corp.(6)	30,925	313
Valor Latitude Acquisition Corp. Class A(6)	59,115	595
Valuence Merger Corp. I Class A(6)	3,246	34
Vector Acquisition Corp. II Class A(6)	47,452	479
Viscogliosi Brothers Acquisition Corp.(6)	9,784	99
Warburg Pincus Capital Corp. I Class A(6)	67,405	681
Warburg Pincus Capital Corp. I Class B(6)	13,662	138
Waverley Capital Acquisition Corp. 1 Class A(6)	15,449	155
World Quantum Growth Acquisition Corp. Class A(6)	65,469	667
XPAC Acquisition Corp. Class A(6)	9,686	97
Total Special Purpose Acquisition Companies (Identified Cost $103,668)		104,682

	Shares
Purchased Options—0.1%
(See open purchased options schedule)
Total Purchased Options (Premiums Paid $810)		299

Escrow Notes—3.6%
Financials—3.6%
Altaba, Inc. Escrow(6)	3,119,733	11,792
Pershing Square Escrow(4)(6)	44,373	9
		11,801

See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Industrials—0.0%
AMR Corp. Escrow Shares(4)(6)	28,850	$ 1
Total Escrow Notes (Identified Cost $9,437)		11,802

Total Long-Term Investments—94.1% (Identified Cost $319,313)		310,276

Short-Term Investment—4.7%
Money Market Mutual Fund—4.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.033%)(9)	15,600,000	15,600
Total Short-Term Investment (Identified Cost $15,600)		15,600

Securities Lending Collateral—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(9)(10)	1,599,484	1,599
Total Securities Lending Collateral (Identified Cost $1,599)		1,599

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS—99.3% (Identified Cost $336,512)		327,475

Securities Sold Short—(0.6)%

Par Value
U.S. Government Security—(0.2)%
U.S. Treasury Notes 3.250%, 6/30/29	$ (578)	(553)

	Shares
Common Stocks—(0.4)%
Energy—(0.4)%
Frontline Ltd.	(112,817)	(1,370)
Information Technology—(0.0)%
Broadcom, Inc.	(134)	(75)
Total Common Stocks (Identified Proceeds $(1,551))		(1,445)

Total Securities Sold Short (Identified Proceeds $(2,142))		(1,998)

Value

Written Options—(1.5)%
(See open written options schedule)
Total Written Options (Premiums Received $4,385)	$ (4,900)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS—97.2% (Identified Cost $329,985)	$320,577
Other assets and liabilities, net—2.8%	9,130
NET ASSETS—100.0%	$329,707

Abbreviations:
ADR	American Depositary Receipt
AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OBFR	Overnight Bank Funding Rate
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
SPAC	Special Purpose Acquisition Company

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $65,049 or 19.7% of net assets.
(2)	All or a portion of the shares have been committed as collateral for open securities sold short and written option contracts.. The value of securities segregated as collateral is $37,429.
(3)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	Non-income producing.
(7)	All or a portion of security is on loan.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
BAML	Bank of America--Merrill Lynch
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Foreign Currencies:
CAD	Canadian Dollar
EUR	Euro
GBP	United Kingdom Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

Country Weightings (Unaudited)†
United States	64%
Cayman Islands	24
Canada	4
Ireland	3
Luxembourg	2
Brazil	2
Marshall Islands	1
Total	100%
†% of total investments, net of securities sold short and written options, as of December 31, 2022.
Open purchased options contracts as of December 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options(2)
Crane Holdings Co.	152	$1,444	$ 95.00	02/17/23	$ 35
Deutsche Telekom AG	3,267	5,881	18.00	02/17/23	98
Emerson Electric Co.	203	1,624	80.00	02/17/23	8
General Electric Co.	474	3,081	65.00	01/20/23	3
General Electric Co.	210	1,470	70.00	01/20/23	3
Griffon Corp.	1,000	2,700	27.00	02/17/23	42
Kellogg Co.	480	2,760	57.50	01/20/23	1
SPDR S&P 500® ETF Trust	186	6,975	375.00	01/20/23	80
Vale S.A.	3,150	4,410	14.00	01/20/23	16
Valvoline, Inc.	1,119	2,798	25.00	01/20/23	1
Valvoline, Inc.	447	1,341	30.00	01/20/23	6
Wynn Resorts Ltd.	509	2,800	55.00	01/20/23	3
Wynn Resorts Ltd.	246	1,291	52.50	01/20/23	2
XPO Logistics, Inc.	167	668	40.00	01/20/23	1
Total Purchased Options					$299
Footnote Legend:
(1) Strike price not reported in thousands.
(2) Unless otherwise noted, options are exchange-traded.

Open written options contracts as of December 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Activision Blizzard, Inc.	(92)	$ (644)	$ 70.00	01/20/23	$ (62)
Activision Blizzard, Inc.	(49)	(355)	72.50	01/20/23	(23)
Activision Blizzard, Inc.	(204)	(1,530)	75.00	01/20/23	(57)
Activision Blizzard, Inc.	(171)	(1,325)	77.50	01/20/23	(26)
Activision Blizzard, Inc.	(108)	(864)	80.00	01/20/23	(6)
Activision Blizzard, Inc.	(93)	(628)	67.50	01/20/23	(87)
Aerojet Rocketdyne Holdings, Inc.	(145)	(834)	57.50	01/20/23	(2)
AT&T, Inc.	(1,300)	(2,600)	20.00	01/20/23	(3)
AT&T, Inc.	(1,300)	(2,470)	19.00	01/20/23	(10)
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Open written options contracts as of December 31, 2022 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2) (continued)
Coupa Software, Inc.	(216)	$(1,728)	$ 80.00	01/20/23	$ (1)
Crane Holdings Co.	(152)	(1,520)	100.00	02/17/23	(80)
Deutsche Telekom AG	(2,449)	(4,702)	19.20	02/17/23	(73)
Dufry AG	(263)	(1,052)	40.00	03/17/23	(35)
Emerson Electric Co.	(203)	(1,827)	90.00	02/17/23	(161)
General Electric Co.	(684)	(5,130)	75.00	01/20/23	(633)
Griffon Corp.	(1,000)	(3,200)	32.00	02/17/23	(545)
Horizon Therapeutics plc	(438)	(5,037)	115.00	01/20/23	(11)
Kellogg Co.	(366)	(2,379)	65.00	01/20/23	(220)
Maxar Technologies, Inc.	(237)	(1,185)	50.00	01/20/23	(47)
Rogers Corp.	(6)	(72)	120.00	01/20/23	(3)
SPDR S&P 500® ETF Trust	(51)	(2,040)	400.00	01/20/23	(8)
STORE Capital Corp.	(88)	(286)	32.50	01/20/23	(—) (3)
Vale S.A.	(3,150)	(4,725)	15.00	01/20/23	(668)
Valvoline, Inc.	(1,119)	(3,357)	30.00	01/20/23	(308)
Valvoline, Inc.	(447)	(1,564)	35.00	01/20/23	(6)
Wynn Resorts Ltd.	(509)	(3,054)	60.00	01/20/23	(1,112)
Wynn Resorts Ltd.	(246)	(1,415)	57.50	01/20/23	(619)
					(4,806)
Put Options(2)
Activision Blizzard, Inc.	(65)	(471)	72.50	01/20/23	(5)
SPDR S&P 500® ETF Trust	(135)	(4,860)	360.00	01/20/23	(18)
Vodafone Group plc	(1,497)	(1,497)	10.00	02/17/23	(61)
XPO Logistics, Inc.	(167)	(752)	45.00	01/20/23	(10)
					(94)
Total Written Options					$ (4,900)

Footnote Legend:
(1) Strike price not reported in thousands.
(2) Unless otherwise noted, options are exchange-traded.
(3) Amount is less than $500.

Forward foreign currency exchange contracts as of December 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GBP	300	USD	366	JPM	01/17/23	$ —	$ (4)
USD	341	GBP	300	JPM	01/17/23	—	(21)
USD	842	EUR	830	JPM	01/25/23	—	(49)
USD	6,404	GBP	5,157	JPM	02/02/23	163	—
USD	901	EUR	910	JPM	02/15/23	—	(77)
USD	315	JPY	46,274	JPM	02/15/23	—	(39)
USD	3,114	CAD	4,219	JPM	02/22/23	—	(3)
USD	6,989	EUR	6,557	JPM	03/03/23	—	(61)
USD	1,214	GBP	1,027	GS	03/10/23	—	(29)
USD	2,489	GBP	2,067	JPM	03/10/23	—	(13)
USD	5,976	CAD	8,084	JPM	03/15/23	2	—
USD	825	EUR	772	JPM	03/15/23	—	(6)
USD	306	GBP	252	GS	03/22/23	1	—
USD	1,126	GBP	924	JPM	03/28/23	6	—
Total						$172	$(302)

See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows:
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Long Total Return Swap Contracts
1Life Healthcare, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/04/23	$ 6,661	$ (85)	$ —	$ (85)
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	01/22/24	801	(—) (3)	—	(—) (3)
Abiomed, Inc.	Pay	4.570% (0.750% + OBFR)	1 Month	BAML	01/30/24	— (3)	8	8	—
Activision Blizzard, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/10/23	3,336	(51)	—	(51)
AT&T, Inc.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	04/04/23	6,279	(1,290)	—	(1,290)
Atlas Air Worldwide Holdings, Inc.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	09/19/23	6,535	39	39	—
Atlas Air Worldwide Holdings, Inc.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	10/30/23	1,547	77	77	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/21/23	141	8 (3)	8 (3)	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/22/23	520	23	23	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/28/23	162	9	9	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/01/23	9	1	1	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/04/23	134	7	7	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/05/23	251	10	10	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/08/23	175	6	6	—
Autogrill Spa	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/11/23	175	6	6	—
Aveva Group plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/11/23	1,185	51	51	—
Aveva Group plc	Pay	4.720% (0.400% + OBFR)	1 Month	BAML	01/01/24	1,524	21	21	—
Aveva Group plc	Pay	4.720% (0.400% + OBFR)	1 Month	BAML	01/02/24	247	5	5	—
Aveva Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	01/01/24	643	10	10	—
Aveva Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	01/02/24	34	1	1	—
BlackRock Floating Rate Income Strategies Fund, Inc.	Pay	5.010% (0.690% + OBFR)	3 Month	JPM	02/20/23	506	(96)	—	(96)
BlackRock Floating Rate Income Strategies Fund, Inc.	Pay	5.010% (0.690% + OBFR)	3 Month	JPM	02/27/23	264	(45)	—	(45)
BlackRock Floating Rate Income Strategies Fund, Inc.	Pay	5.010% (0.690% + OBFR)	3 Month	JPM	03/03/23	235	(42)	—	(42)
Bluerock Homes Trust, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	11/13/23	— (3)	78	78	—
Bristol-Myers Squibb Co.(4),(5)	Pay	4.570% (0.750% + OBFR)	1 Month	BAML	03/02/23	— (3)	31	31	—
Brookfield Property LP	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/08/24	64	(9)	—	(9)
Cazoo Group Ltd.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	10/23/23	22	(16)	—	(16)
Cazoo Group Ltd.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/29/24	4	— (3)	— (3)	—
Crane Holdings Co.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	07/14/23	1,337	188	188	—
Deutsche Telekom AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	04/10/23	217	46	46	—
Deutsche Telekom AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	10/19/23	4,278	186	186	—
Deutsche Telekom AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	12/04/23	1,731	46	46	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/18/23	70	(—) (3)	— (3)	(—)
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/19/23	204	—	—	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/22/23	27	— (3)	— (3)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/25/23	37	— (3)	— (3)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/26/23	5	— (3)	— (3)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	10/02/23	46	1	1	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	10/05/23	666	28	28	—
Entain plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/15/23	193	3	3	—
Euronav N.V.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	10/09/23	983	(106)	—	(106)
Evo Payments, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/04/23	3,381	19	19	—
First Horizon Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/04/23	10,882	590	590	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	06/26/23	848	(8)	—	(8)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	06/27/23	207	(2)	—	(2)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/10/23	345	(4)	—	(4)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/14/23	670	5	5	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/20/23	318	2	2	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/21/23	524	9	9	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/24/23	528	4	4	—
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows (continued):
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/27/23	$ 786	$ 11	$ 11	$ —
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/28/23	— (3)	— (3)	— (3)	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/31/23	1,253	20	20	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	08/07/23	1	— (3)	— (3)	—
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/10/23	353	(4)	—	(4)
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/14/23	131	1	1	—
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/17/23	208	4	4	—
Invesco Dynamic	Pay	5.420% (1.100% + OBFR)	1 Month	GS	02/24/23	108	(3)	—	(3)
Invesco Dynamic	Pay	4.700% (0.380% + OBFR)	3 Month	JPM	01/01/24	373	(2)	—	(2)
Invesco Senior Income Trust	Pay	4.903% (0.583% + OBFR)	3 Month	JPM	02/20/23	508	(74)	—	(74)
Invesco Senior Income Trust	Pay	4.903% (0.583% + OBFR)	3 Month	JPM	02/24/23	134	(14)	—	(14)
Invesco Senior Income Trust	Pay	4.903% (0.583% + OBFR)	3 Month	JPM	02/27/23	411	(53)	—	(53)
LHC Group, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	06/05/23	7,864	(193)	—	(193)
MoneyGram International, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	10/27/23	1,704	81	81	—
Nuveen New York AMT-Free Quality Municipal Income Fund	Pay	4.700% (0.380% + OBFR)	3 Month	JPM	10/23/23	871	(—) (3)	—	(—) (3)
Rogers Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	02/13/23	4,414	(2,491)	—	(2,491)
Saba Capital Income & Opportunities Fund	Pay	5.530% (1.210% + OBFR)	1 Month	GS	06/23/23	257	(39)	—	(39)
Saba Capital Income & Opportunities Fund	Pay	4.700% (0.380% + OBFR)	3 Month	JPM	06/23/23	87	(14)	—	(14)
Silicon Motion Technology Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	10/30/23	4,150	(146)	—	(146)
SLM Corp.	Pay	4.700% (0.380% + OBFR)	3 Month	JPM	10/23/23	2,075	(21)	—	(21)
STORE Capital Corp.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/04/23	7,610	83	83	—
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	12/25/23	560	(9)	—	(9)
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	01/08/24	711	6	6	—
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	01/09/24	275	3	3	—
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	01/12/24	674	2	2	—
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	01/15/24	781	2	2	—
TEGNA, Inc.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	04/03/23	1,149	(72)	—	(72)
TEGNA, Inc.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	04/04/23	2,293	(168)	—	(168)
Toshiba Corp.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	06/20/23	349	(63)	—	(63)
Tower Semiconductor Ltd.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	07/13/23	2,009	(145)	—	(145)
Valvoline, Inc.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	04/07/23	5,865	381	381	—
Vivendi SE	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	11/28/23	862	127	127	—
Willis Towers Watson plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	06/14/23	891	191	191	—
							(2,835)	2,430	(5,265)
Short Total Return Swap Contracts
Agnico Eagle Mines Ltd.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(1,270)	22	22	—
Aon plc	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(707)	23	23	—
Broadcom, Inc.	Receive	3.920% ((0.400)% + OBFR)	1 Month	BAML	10/12/23	(3,843)	(350)	—	(350)
Broadcom, Inc.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(1,330)	29	29	—
Dufry AG	Receive	3.570% ((0.750)% + OBFR)	3 Month	JPM	09/11/23	(59)	(2)	—	(2)
Frontline Ltd.	Receive	1.000% ((3.320)% + OBFR)	1 Month	GS	12/11/23	(634)	83	83	—
Frontline plc	Pay	(1.429)% ((5.749)% + OBFR)	1 Month	GS	10/09/23	(1,448)	191	191	—
MaxLinear, Inc.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(937)	125	125	—
Pan American Silver Corp.	Receive	3.920% ((0.400)% + OBFR)	1 Month	BAML	01/08/24	(266)	4	4	—
Pan American Silver Corp.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	(1,696)	29	29	—
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows (continued):
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value (2)	Unrealized Appreciation	Unrealized Depreciation
Ritchie Bros. Auctioneers, Inc.	Receive	3.970% ((0.350)% + OBFR)	1 Month	GS	01/15/24	$ (46)	$ (1)	$ —	$ (1)
							153	506	(353)
Total							$ (2,682)	$2,936	$ (5,618)

Footnote Legend:
(1)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(2)	There were no upfront premiums paid or received for the open swap contracts held.
(3)	Amount is less than $500.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 79,854	$ —	$ 79,854	$ —
Leveraged Loans	15,416 (1)	—	15,416	— (1)
Convertible Bonds and Notes	2,498	—	2,498	—
Equity Securities:
Common Stocks	89,158	89,106	52	—
Closed End Funds	3,968	3,968	—	—
Preferred Stocks	1,866	1,866	—	—
Rights	425	184	29	212
Escrow Notes	11,802	—	11,792	10
Warrants	308 (1)	173	—	135 (1)
Special Purpose Acquisition Companies	104,682	92,655	12,027	—
Money Market Mutual Fund	15,600	15,600	—	—
Securities Lending Collateral	1,599	1,599	—	—
Other Financial Instruments:
Purchased Options	299	195	104	—
Forward Foreign Currency Exchange Contracts*	172	—	172	—
Over-the-Counter Total Return Swaps*	2,936	—	2,905	31
Total Assets	330,583	205,346	124,849	388
Liabilities:
Securities Sold Short:
Common Stocks	(1,445)	(1,445)	—	—
U.S. Government Security	(553)	—	(553)	—
Other Financial Instruments:
Written Options	(4,900)	(3,366)	(1,534)	—
Forward Foreign Currency Exchange Contracts*	(302)	—	(302)	—
Over-the-Counter Total Return Swaps*	(5,618)	—	(5,617)	(1)
Total Liabilities	(12,818)	(4,811)	(8,006)	(1)
Total Investments, Net of Securities Sold Short and Written Options	$317,765	$200,535	$116,843	$387

(1)	Includes internally fair valued securities currently priced at zero ($0).
*	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Westchester Event-Driven Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Leveraged Loans	Rights	Warrants	Common Stock	Escrow Notes	Over-the-Counter Total Return Swaps
Investments in Securities
Balance as of December 31, 2021:	$ 1,820	$ 1,182	$ 205	$ 135	$ 269	$ 1	$ 28
Accrued discount/(premium)	9	9	—	—	—	—	—
Net realized gain (loss)	(421)	3	— (a)	— (a)	(424)	—	—
Net change in unrealized appreciation (depreciation)(b)	263	13	7	— (a)	231	9	3
Purchases	— (a)	—	—	—	—	— (a)	—
Sales (c)	(1,283)	(1,207)	— (a)	— (a)	(76)	—	—
Balance as of December 31, 2022	$ 388	$ —(d)	$ 212	$ 135 (d)	$ —	$ 10	$ 31
(a) Amount is less than $500.
(b) The net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022, was $43.
(c) Includes paydowns on securities.
(d) Includes internally fair valued security currently priced at zero ($0).
See Notes to Financial Statements

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES December 31, 2022
(Reported in thousands except shares and per share amounts)
	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Assets
Investment in securities at value(1)(2)	$ 4,306,340	$ 59,697	$ 327,475
Foreign currency at value(3)	16	—	2
Cash	20,322	94	1,471
Due from broker for swap contracts	778	—	226
Collateral pledged for derivatives and securities sold short	85,760	706	19,598
Over-the-counter swaps at value	10,829	174	2,936
Unrealized appreciation on forward foreign currency exchange contracts	2,010	—	172
Receivables
Investment securities sold	32,638	95	3,633
Fund shares sold	8,295	442	1,223
Dividends and interest	8,008	582	1,778
Tax reclaims	904	—	38
Securities lending income	17	— (a)	5
Prepaid Trustees’ retainer	2	— (a)	— (a)
Prepaid expenses	201	30	50
Other assets	47	1	4
Total assets	4,476,167	61,821	358,611
Liabilities
Written options at value(4)	5,422	—	4,900
Securities sold short at value(5)	12,555	381	1,998
Over-the-counter swaps at value	8,906	408	5,618
Unrealized depreciation on forward foreign currency exchange contracts	2,336	—	302
Payables
Fund shares repurchased	6,214	1	51
Investment securities purchased	123,952	4,295	13,952
Collateral on securities loaned	44,175	34	1,599
Investment advisory fees	3,263	41	280
Distribution and service fees	161	— (a)	4
Administration and accounting fees	376	5	29
Transfer agent and sub-transfer agent fees and expenses	878	9	92
Professional fees	142	45	66
Trustee deferred compensation plan	47	1	4
Interest expense and/or commitment fees	23	— (a)	2
Other accrued expenses	309	2	7
Total liabilities	208,759	5,222	28,904
Net Assets	$ 4,267,408	$ 56,599	$ 329,707
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 4,297,793	$ 60,186	$ 344,124
Accumulated earnings (loss)	(30,385)	(3,587)	(14,417)
Net Assets	$ 4,267,408	$ 56,599	$ 329,707
Net Assets:
Class A	$ 737,427	$ 1,278	$ 19,240
Class I	$ 3,529,981	$ 55,321	$ 310,467
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	43,687,107	119,523	1,872,233
Class I	211,375,434	5,299,618	29,999,808
Net Asset Value and Redemption Price Per Share:(b)
Class A	$ 16.88	$ 10.69	$ 10.28
Class I	$ 16.70	$ 10.44	$ 10.35
See Notes to Financial Statements

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Maximum Offering Price Per Share (NAV/(1-5.50%)):
Class A	$ 17.86	$ 11.31	$ 10.88
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 4,291,794	$ 63,070	$ 336,512
(2) Market value of securities on loan	$ 41,263	$ 33	$ 1,518
(3) Foreign currency at cost	$ 16	$ —	$ 2
(4) Written options premiums received	$ 8,512	$ —	$ 4,385
(5) Securities sold short proceeds	$ 13,364	$ 406	$ 2,142

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS YEAR ENDED December 31, 2022
($ reported in thousands)
	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Investment Income
Dividends	$ 48,867	$ 143	$ 2,562
Interest	13,848	2,159	7,499
Securities lending, net of fees	58	2	19
Foreign taxes withheld	(1,432)	— (1)	(121)
Total investment income	61,341	2,304	9,959
Expenses
Investment advisory fees	43,271	495	4,328
Distribution and service fees, Class A	1,888	8	53
Administration and accounting fees	4,760	64	393
Transfer agent fees and expenses	1,972	23	151
Sub-transfer agent fees and expenses, Class A	823	3	34
Sub-transfer agent fees and expenses, Class I	3,238	37	499
Custodian fees	66	7	28
Printing fees and expenses	252	9	28
Professional fees	183	48	79
Interest expense and/or commitment fees	31	— (1)	3
Registration fees	180	46	58
Trustees’ fees and expenses	240	2	19
Miscellaneous expenses	529	11	24
Total expenses	57,433	753	5,697
Dividend and interest expense on securities sold short	1,675	6	265
Total expenses, including dividend and interest expense on securities sold short	59,108	759	5,962
Less net expenses reimbursed and/or waived by investment adviser(2)	(4,582)	—	(274)
Less low balance account fees	— (1)	— (1)	— (1)
Plus net expenses recaptured(2)	—	67	—
Net expenses	54,526	826	5,688
Net investment income (loss)	6,815	1,478	4,271
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	117,600	5	(13,383)
Securities sold short	10,552	—	5,611
Foreign currency transactions	614	— (1)	42
Forward foreign currency exchange contracts	45,838	—	6,413
Written options	362	39	8,339
Swaps	76,212	(177)	(4,347)
Net change in unrealized appreciation (depreciation) on:
Investments	(220,626)	(3,419)	(8,721)
Securities sold short	(1,203)	26	110
Foreign currency transactions	13	—	— (1)
Forward foreign currency exchange contracts	(4,506)	—	(434)
Written options	2,415	— (1)	(699)
Swaps	6,309	(148)	(7,614)
Net realized and unrealized gain (loss) on investments	33,580	(3,674)	(14,683)
Net increase (decrease) in net assets resulting from operations	$ 40,395	$(2,196)	$(10,412)

(1)	Amount is less than $500.
(2)	See Notes 4C and 4D in the Notes to Financial Statements.
See Notes to Financial Statements

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	The Merger Fund		Westchester Credit Event Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 6,815	$ (15,120)	$ 1,478	$ 7
Net realized gain (loss)	251,178	(116,611)	(133)	1,762
Net change in unrealized appreciation (depreciation)	(217,598)	122,248	(3,541)	(957)
Increase (decrease) in net assets resulting from operations	40,395	(9,483)	(2,196)	812
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(25,339)	(2,309)	(3)	(110)
Class I	(164,411)	(9,150)	(1,380)	(1,920)
Total dividends and distributions to shareholders	(189,750)	(11,459)	(1,383)	(2,030)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(93,584)	(64,216)	754	894
Class I	240,443	725,405	40,521	9,324
Increase (decrease) in net assets from capital transactions	146,859	661,189	41,275	10,218
Net increase (decrease) in net assets	(2,496)	640,247	37,696	9,000
Net Assets
Beginning of period	4,269,904	3,629,657	18,903	9,903
End of Period	$ 4,267,408	$ 4,269,904	$ 56,599	$ 18,903
See Notes to Financial Statements

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Westchester Event-Driven Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 4,271	$ (611)
Net realized gain (loss)	2,675	14,089
Net change in unrealized appreciation (depreciation)	(17,358)	(10,465)
Increase (decrease) in net assets resulting from operations	(10,412)	3,013
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	—	(2,798)
Class I	(650)	(22,889)
Total dividends and distributions to shareholders	(650)	(25,687)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(17,480)	16,729
Class I	26,542	77,489
Increase (decrease) in net assets from capital transactions	9,062	94,218
Net increase (decrease) in net assets	(2,000)	71,544
Net Assets
Beginning of period	331,707	260,163
End of Period	$ 329,707	$ 331,707
See Notes to Financial Statements

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

The Merger Fund
Class A
1/1/22 to 12/31/22	$17.35	(0.02)	0.14	0.12	(0.14)	(0.45)	(0.59)	(0.47)	$16.88	0.71%	$ 737,427	1.50% (4)	1.59%	(0.14) %	196%
1/1/21 to 12/31/21	17.43	(0.10) (5)	0.07	(0.03)	— (6)	(0.05)	(0.05)	(0.08)	17.35	(0.19)	851,000	1.54 (4)	1.61	(0.59)	162
1/1/20 to 12/31/20	17.17	(0.04) (5)	0.88	0.84	(0.13)	(0.45)	(0.58)	0.26	17.43	4.87	920,000	1.49 (4)	1.51	(0.22)	188
1/1/19 to 12/31/19	16.42	0.09 (5)	0.89	0.98	(0.05)	(0.18)	(0.23)	0.75	17.17	5.96	1,031,000	2.01 (4)(7)	2.03 (7)	0.52	167
1/1/18 to 12/31/18	15.94	0.18 (5)	1.05	1.23	(0.19)	(0.56)	(0.75)	0.48	16.42	7.68	1,265,000	1.91 (4)	1.94	1.08	155
Class I
1/1/22 to 12/31/22	$17.32	0.04	0.13	0.17	(0.34)	(0.45)	(0.79)	(0.62)	$16.70	1.01%	$3,529,981	1.21% (8)	1.32%	0.22%	196%
1/1/21 to 12/31/21	17.35	(0.05) (9)	0.07	0.02	— (6)	(0.05)	(0.05)	(0.03)	17.32	0.10	3,419,099	1.25 (8)	1.31	(0.30)	162
1/1/20 to 12/31/20	17.10	0.01 (9)	0.87	0.88	(0.18)	(0.45)	(0.63)	0.25	17.35	5.15	2,709,370	1.20 (8)	1.22	0.07	188
1/1/19 to 12/31/19	16.30	0.14 (9)	0.89	1.03	(0.05)	(0.18)	(0.23)	0.80	17.10	6.32	2,161,001	1.72 (7)(8)	1.74 (7)	0.81	167
1/1/18 to 12/31/18	15.83	0.23 (9)	1.03	1.26	(0.23)	(0.56)	(0.79)	0.47	16.30	7.98	1,496,116	1.61 (8)	1.64	1.38	155

Westchester Credit Event Fund
Class A
1/1/22 to 12/31/22	$11.31	0.21	(0.81)	(0.60)	—	(0.02)	(0.02)	(0.62)	$10.69	(5.28) %	$ 1,278	1.90% (10)(11)(12)	1.78%	1.89%	151%
1/1/21 to 12/31/21	11.99	(0.02) (13)	0.90	0.88	(0.29)	(1.27)	(1.56)	(0.68)	11.31	7.36	870	2.21 (12)	2.88	(0.19)	198
1/1/20 to 12/31/20	10.43	— (6)(13)	1.67	1.67	(0.03)	(0.08)	(0.11)	1.56	11.99	15.99 (14)	78	4.20 (12)	5.69	0.01	208
1/1/19 to 12/31/19	9.54	0.19 (13)	1.01	1.20	(0.27)	(0.04)	(0.31)	0.89	10.43	12.60	463	2.13 (12)	5.63	1.77	106
1/1/18 to 12/31/18	10.00	0.12 (13)	(0.44)	(0.32)	(0.14)	—	(0.14)	(0.46)	9.54	(3.23)	38	1.98 (12)	6.56	1.19	192
Class I
1/1/22 to 12/31/22	$11.25	0.33	(0.88)	(0.55)	(0.24)	(0.02)	(0.26)	(0.81)	$10.44	(4.87) %	$ 55,321	1.65% (10)(11)(15)	1.52%	3.05%	151%
1/1/21 to 12/31/21	11.91	0.01 (16)	0.89	0.90	(0.29)	(1.27)	(1.56)	(0.66)	11.25	7.57	18,033	1.96 (15)	2.63	0.06	198
1/1/20 to 12/31/20	10.46	0.03 (16)	1.63	1.66	(0.13)	(0.08)	(0.21)	1.45	11.91	15.99 (14)	9,824	3.95 (15)	5.44	0.26	208
1/1/19 to 12/31/19	9.55	0.21 (16)	1.02	1.23	(0.28)	(0.04)	(0.32)	0.91	10.46	12.87	4,698	1.88 (15)	5.38	2.02	106
1/1/18 to 12/31/18	10.00	0.14 (16)	(0.43)	(0.29)	(0.16)	—	(0.16)	(0.45)	9.55	(2.93)	3,744	1.73 (15)	6.24	1.44	192

Westchester Event-Driven Fund
Class A
1/1/22 to 12/31/22	$10.60	0.07	(0.39)	(0.32)	—	—	—	(0.32)	$10.28	(3.02) %	$ 19,240	1.87% (10)(17)	1.96%	0.66%	194%
1/1/21 to 12/31/21	11.30	(0.05) (18)	0.23	0.18	(0.55)	(0.33)	(0.88)	(0.70)	10.60	1.57	37,426	1.94 (17)(19)	1.96	(0.42)	237
1/1/20 to 12/31/20	10.97	(0.01) (18)	0.70	0.69	(0.10)	(0.26)	(0.36)	0.33	11.30	6.30	23,298	1.99 (17)	1.99	(0.11)	320
1/1/19 to 12/31/19	10.12	0.03 (18)	1.05	1.08	(0.15)	(0.08)	(0.23)	0.85	10.97	10.73	19,352	2.35 (17)(20)	2.35 (20)	0.27	238
1/1/18 to 12/31/18	10.16	0.11 (18)	0.39	0.50	(0.41)	(0.13)	(0.54)	(0.04)	10.12	4.95	10,311	2.45 (17)	2.44	1.09	230
Class I
1/1/22 to 12/31/22	$10.67	0.13	(0.43)	(0.30)	(0.02)	—	(0.02)	(0.32)	$10.35	(2.79) %	$ 310,467	1.63% (10)(21)	1.71%	1.27%	194%
1/1/21 to 12/31/21	11.37	(0.02) (22)	0.22	0.20	(0.57)	(0.33)	(0.90)	(0.70)	10.67	1.75	294,281	1.69 (19)(21)	1.71	(0.17)	237
1/1/20 to 12/31/20	11.01	0.01 (22)	0.71	0.72	(0.10)	(0.26)	(0.36)	0.36	11.37	6.55	236,865	1.74 (21)	1.74	0.14	320
1/1/19 to 12/31/19	10.14	0.06 (22)	1.06	1.12	(0.17)	(0.08)	(0.25)	0.87	11.01	11.13	199,251	2.10 (20)(21)	2.10 (20)	0.52	238
1/1/18 to 12/31/18	10.17	0.14 (22)	0.39	0.53	(0.43)	(0.13)	(0.56)	(0.03)	10.14	5.27	134,923	2.20 (21)	2.19	1.34	230

Footnote Legend:
(1)	Calculated using average shares outstanding.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.46%, 1.46%, 1.47%, 1.48%*, and 1.50%, respectively.
*The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short, legal expenses related to the settlement of an appraisal right and professional fees related to tax reclaims processing for the years ended December 31, 2021, 2020, 2019 and 2018 was $(0.09), $(0.04), $0.18 and $0.25, respectively.
(6)	Amount is less than $0.005 per share.
(7)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(8)	Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.17%, 1.17%, 1.18%, 1.19%*, and 1.20%, respectively.
*The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.
(9)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short, legal expenses related to the settlement of an appraisal right and professional fees related to tax reclaims processing for the years ended December 31, 2021, 2020, 2019 and 2018 was $(0.04), $0.02, $0.22 and $0.29, respectively.
(10)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(11)	The share class is currently under its expense limitation.
(12)	Ratio of net expenses excluding dividend and interest expense on securities sold short to average net assets was 1.89%.
(13)	Net investment income (loss) before borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.02, $0.23, $0.21 and $0.13, respectively.
(14)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(15)	Ratio of net expenses excluding dividend and interest expense on securities sold short to average net assets was 1.64%.
(16)	Net investment income before borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.05, $0.26, $0.23 and $0.15, respectively.
(17)	Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.80%, 1.79%, 1.82%, 1.86%*, and 1.99%, respectively.
*The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
(18)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short and legal expenses related to the settlement of an appraisal right for the periods ended December 31, 2021, 2020, 2019 and 2018 was $(0.03), $0.01, $0.08 and $0.16, respectively.
(19)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(20)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(21)	Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.55%, 1.54%, 1.57%, 1.61%*, and 1.74%, respectively.
*The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
(22)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.00, $0.03, $0.11, and $0.19, respectively.
See Notes to Financial Statements

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2022
Note 1. Organization
The Merger Fund is an open-end management investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Westchester Event-Driven Fund and Westchester Credit Event Fund is a series of Virtus Event Opportunities Trust, an open-end management investment company established under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act.
The Merger Fund, Westchester Credit Event Fund and Westchester Event-Driven Fund (each a “Fund” and collectively, the “Funds”). Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
Each Fund offers Class I and Class A Shares.
Class A shares are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1.00% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months for all other Funds. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. Class I shares are sold without a front-end sales charge or CDSC.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
Each Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    •     Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs,

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Short Sales
Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. Each Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Funds’ custodian. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Funds’ will realize a loss, and if the price declines during the period, the Funds will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Funds.
In addition, in accordance with the terms of its prime brokerage agreement, The Merger Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend expense and interest expense on securities sold short” on the Statements of Operations.
H.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
I.	Private Investment in a Public Equity (PIPE) with Special Purpose Acquisition Companies (SPAC)
Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). Certain Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPEs are valued based upon valuations of the underlying SPACs.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2022, the securities loaned were subject to a MSLA on a net payment basis as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
The Merger Fund	$ 41,263	$ 41,263	$ —
Westchester Credit Event Fund	33	33	—
Westchester Event-Driven Fund	1,518	1,518	—
(1)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2022 for the Funds:
Fund	Investment of Cash Collateral	Overnight and Continuous
The Merger Fund	Money Market Mutual Fund	$44,175
Westchester Credit Event Fund	Money Market Mutual Fund	34

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Fund	Investment of Cash Collateral	Overnight and Continuous
Westchester Event-Driven Fund	Money Market Mutual Fund	$ 1,599
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Funds.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for derivatives and securities sold short”.
During the year ended December 31, 2022, each Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk).
Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
B.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended December 31, 2022, each Fund invested in purchased call and put options contracts and written covered call and put options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
C.	Swaps
Each Fund may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Liabilities as “Over-the-counter swaps at value” for OTC swaps and as “variation margin receivable/payable” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Each Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for derivatives and securities sold short”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Each Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).
Each Fund may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.
During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.
The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).
During the year ended December 31, 2022, each Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At December 31, 2022, the Funds did not hold swap baskets.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at December 31, 2022:
Statement Line Description	Primary Risk	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Asset Derivatives
Purchased options at value(1)	Equity contracts	$ 1,053	$ —	$ 299
Over-the-counter swaps at value (2)	Equity contracts	10,829	174	2,936
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	2,010	—	172
Total		$ 13,892	$ 174	$ 3,407
Liability Derivatives
Over-the-counter swaps at value (2)	Equity contracts	$ (8,906)	$(408)	$ (5,618)
Written options at value	Equity contracts	(5,422)	—	(4,900)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(2,336)	—	(302)
Total		$(16,664)	$(408)	$(10,820)

(1)	Amount included in Investment in securities at value.
(2)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is shown in the Statements of Assets and Liabilities for exchange traded swap contracts. For OTC swap contracts, the value (including premiums) at December 31, 2022 is shown in the Statements of Assets and Liabilities.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended December 31, 2022:
Statement Line Description	Primary Risk	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Net Realized Gain (Loss) From
Purchased options(1)	Equity contracts	$ 60,998	$ 56	$ 1,873
Swaps	Equity contracts	76,212	(177)	(4,347)
Written options	Equity contracts	362	39	8,339
Forward foreign currency exchange contracts	Foreign currency contracts	45,838	—	6,413
Total		$183,410	$ (82)	$ 12,278
Net Change in Unrealized Appreciation (Depreciation) on
Swaps	Equity contracts	$ 6,309	$ (148)	$ (7,614)
Purchased options(2)	Equity contracts	(982)	—	168
Written options	Equity contracts	2,415	— (3)	(699)
Forward foreign currency exchange contracts	Foreign currency contracts	(4,506)	—	(434)
Total		$ 3,236	$ (148)	$ (8,579)
(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.
(3) Amount is less than $500.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the year ended December 31, 2022.
	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Purchased Options(1)	$ 6,456	$ 56	$ 1,826
Written Options(1)	13,701	17	1,042
Forward Foreign Currency Exchange Purchase Contracts(2)	70,267	—	20,282

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	The Merger Fund	Westchester Credit Event Fund	Westchester Event-Driven Fund
Forward Foreign Currency Exchange Sale Contracts(2)	$459,432	$ —	$ 47,705
Long Total Return Swap Contracts(2)	502,606	11,079	187,904
Short Total Return Swap Contracts(2)	283,629	—	19,328
(1) Average premium amount.
(2) Average notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2022:

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
At December 31, 2022, the Funds’ derivative assets and liabilities (by type) are as follows:
	The Merger Fund		Westchester Credit Event Fund		Westchester Event-Driven Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$ 2,010	$ 2,336	$ —	$ —	$ 172	$ 302
OTC swaps	10,829	8,906	174	408	2,936	5,618
Purchased options	1,053	—	—	—	299	—
Written options	—	5,422	—	—	—	4,900
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$13,892	$16,664	$174	$408	$3,407	$10,820
Derivatives not subject to a MNA or similar agreement	(1,053)	(5,422)	—	—	(299)	(4,900)
Total assets and liabilities subject to a MNA	$12,839	$11,242	$174	$408	$3,108	$ 5,920
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by each Fund as of December 31, 2022:
The Merger Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(1)
Bank of America Merrill Lynch	$ 1,466	$(1,466)	$—	$—	$ —
Goldman Sachs & Co.	7,417	(3,277)	—	—	4,140
JPMorgan Chase Bank N.A.	3,956	(2,936)	—	—	1,020
Total	$12,839	$(7,679)	$—	$—	$5,160

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Bank of America Merrill Lynch	$ 5,029	$(1,466)	$—	$(3,563)	$—
Goldman Sachs & Co.	3,277	(3,277)	—	—	—
JPMorgan Chase Bank N.A.	2,936	(2,936)	—	—	—
Total	$11,242	$(7,679)	$—	$(3,563)	$—

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Westchester Credit Event Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(1)
Goldman Sachs & Co.	$171	$(171)	$—	$—	$—
JPMorgan Chase Bank N.A.	3	(3)	—	—	—
Total	$174	$(174)	$—	$—	$—

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Goldman Sachs & Co.	$351	$(171)	$—	$(180)	$—
JPMorgan Chase Bank N.A.	57	(3)	—	(54)	—
Total	$408	$(174)	$—	$(234)	$—

Westchester Event-Driven Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(1)
Bank of America Merrill Lynch	$ 249	$ (249)	$—	$—	$—
Goldman Sachs & Co.	2,168	(2,168)	—	—	—
JPMorgan Chase Bank N.A.	691	(691)	—	—	—
Total	$3,108	$(3,108)	$—	$—	$—

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Bank of America Merrill Lynch	$1,928	$ (249)	$—	$(1,679)	$—
Goldman Sachs & Co.	3,289	(2,168)	—	(1,121)	—
JPMorgan Chase Bank N.A.	703	(691)	—	(12)	—
Total	$5,920	$(3,108)	$—	$(2,812)	$—
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
The Merger Fund	1.00%*
Westchester Credit Event Fund	1.00
Westchester Event-Driven Fund	1.25
*Under the terms of The Merger Fund’s Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of The Merger Fund’s average daily net assets. The Adviser separately has agreed contractually to reduce its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2 billion in average daily net assets of The Merger Fund and (ii) 0.93% on average daily net assets above $2 billion. This fee waiver arrangement will apply until September 30, 2023, unless it is terminated at an earlier time by the Fund’s Board of Trustees. For the year ended December 31, 2022, the waiver amounted to $1,629. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser and/or distributor.”
B.	Subadviser
Westchester Capital Management, LLC (the “Subadviser”), is the subadviser to the Funds. The Subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through September 30, 2023 (except as noted below). Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class I
The Merger Fund	1.46%	1.17%
Westchester Credit Event Fund(1)	1.89	1.64
Westchester Event-Driven Fund	1.80	1.55
(1)	Through April 30, 2024.
The exclusions include taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund Fees and expenses, and any extraordinary expenses.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending December 31:

	Expiration
Fund	2023	2024	2025	Total
The Merger Fund
Class A	$ —	$ 236	$ 380	$ 616
Class I	—	851	2,576	3,427
Westchester Credit Event Fund
Class A	3	3	1	7
Class I	70	91	8	169

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Expiration
Fund	2023	2024	2025	Total
Westchester Event-Driven Fund
Class A	$ —	$ 2	$ 21	$ 23
Class I	—	—	320	320
During the year ended December 31, 2022, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Total
The Merger Fund	$2	$ —	$ 2
Westchester Credit Event Fund	5	71	76
Westchester Event-Driven Fund	4	63	67
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended December 31, 2022, it retained net commissions of $97 for Class A shares.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan, at the annual rate of 0.25% of the average daily net assets of such Fund’s Class A shares. Class I shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended December 31, 2022, The Merger Fund, Westchester Credit Event Fund, and Westchester Event-Driven Fund incurred administration fees totaling $4,042, $46, and $323, respectively, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended December 31, 2022, The Merger Fund, Westchester Credit Event Fund, and Westchester Event-Driven Fund incurred transfer agent fees totaling $1,807, $22, and $144, respectively, which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustee Deferred Compensation Plan
The Funds provide a deferred compensation plan for their Trustees who receive compensation from the Funds. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2022.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, forward currency contracts, written options, and short-term securities) during the year ended December 31, 2022, were as follows:
	Purchases	Sales
The Merger Fund	$6,636,249	$6,099,687
Westchester Credit Event Fund	109,409	67,524
Westchester Event-Driven Fund	649,708	612,596
Purchases  and sales of long-term U.S. government and agency securities during the year ended December 31, 2022, were as follows:

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Purchases	Sales
Westchester Credit Event Fund	$—	$ 10
Westchester Event-Driven Fund	—	303
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	The Merger Fund				Westchester Credit Event Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	17,797	$ 308,421	15,118	$ 265,673	646	$ 7,269	69	$ 884
Reinvestment of distributions	1,484	24,989	114	1,981	— (1)	3	9	106
Shares repurchased	(24,643)	(426,994)	(18,992)	(331,869)	(604)	(6,518)	(8)	(96)
Net Increase / (Decrease)	(5,362)	$ (93,584)	(3,760)	$ (64,215)	42	$ 754	70	$ 894
Class I
Shares sold	81,779	$ 1,414,374	91,456	$ 1,599,737	4,871	$ 53,114	750	$ 9,188
Reinvestment of distributions	8,019	133,600	437	7,558	120	1,254	171	1,920
Shares repurchased	(75,851)	(1,307,531)	(50,640)	(881,890)	(1,294)	(13,847)	(143)	(1,784)
Net Increase / (Decrease)	13,947	$ 240,443	41,253	$ 725,405	3,697	$ 40,521	778	$ 9,324
(1)	Amount is less than 500 shares.

	Westchester Event-Driven Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	521	$ 5,394	1,600	$ 18,479
Reinvestment of distributions	—	—	264	2,791
Shares repurchased	(2,180)	(22,874)	(394)	(4,541)
Net Increase / (Decrease)	(1,659)	$ (17,480)	1,470	$ 16,729
Class I
Shares sold	12,822	$ 133,991	10,171	$ 118,847
Reinvestment of distributions	63	647	2,140	22,811
Shares repurchased	(10,463)	(108,096)	(5,568)	(64,169)
Net Increase / (Decrease)	2,422	$ 26,542	6,743	$ 77,489
Note 7. 10% Shareholders
As of December 31, 2022, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
The Merger Fund	36%	2
Westchester Credit Event Fund	40	1

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	% of Shares Outstanding	Number of Accounts*
Westchester Event-Driven Fund	92%	3
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 9.  Indemnifications
Under the Funds’ organizational documents and in separate agreements between each Trustee and the Funds, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.
At December 31, 2022, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
($ reported in thousands)
On March 10, 2022, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Effective March 10, 2022, interest is charged at the higher of the SOFR (prior to effective date, LIBOR) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year December 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
The following Fund had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value:
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Westchester Event-Driven Fund	$2	$4,100	4.90%	4
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Merger Fund (Including Purchased Options)	$ 4,310,952	$ 77,909	$ (80,924)	$ (3,015)
The Merger Fund (Written options)	(8,512)	3,594	(504)	3,090
The Merger Fund (Short sales)	(13,364)	850	(41)	809
Westchester Credit Event Fund	62,893	323	(3,753)	(3,430)
Westchester Credit Event Fund (Short sales)	(406)	25	—	25
Westchester Event-Driven Fund (Including Purchased Options)	335,068	8,663	(19,068)	(10,405)
Westchester Event-Driven Fund (Written options)	(4,385)	550	(1,065)	(515)
Westchester Event-Driven Fund (Short sales)	(2,142)	148	(4)	144
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended December 31, 2022, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Westchester Credit Event Fund	$—	$122
Westchester Event-Driven Fund	—	466
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Post-October Capital Loss Deferred	Capital Loss Deferred
The Merger Fund	$ —	$ 31,236	$ —
Westchester Credit Event Fund	2	63	122
Westchester Event-Driven Fund	2,721	5,893	466
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Merger Fund
12/31/22	$ 156,094	$ 33,656	$189,750
12/31/21	2	11,456	11,458
Westchester Credit Event Fund
12/31/22	1,372	11	1,383
12/31/21	1,944	86	2,030

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Ordinary Income	Long-Term Capital Gains	Total
Westchester Event-Driven Fund
12/31/22	$ 650	$ —	$ 650
12/31/21	23,938	1,748	25,686
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 15. New Regulatory Pronouncement
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Event Opportunities Trust and The Merger Fund® and Shareholders of Virtus Westchester Event-Driven Fund, Virtus Westchester Credit Event Fund and The Merger Fund®
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund (constituting Virtus Event Opportunities Trust) and The Merger Fund® (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2023
We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.

THE MERGER FUND® AND VIRTUS EVENT OPPORTUNITIES TRUST TAX INFORMATION NOTICE (Unaudited)
DECEMBER 31, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
The Merger Fund	7.00%	4.76%	$ 33,562
Westchester Credit Event Fund	4.92	4.90	—
Westchester Event-Driven Fund	100.00	100.00	—

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND®, VIRTUS WESTCHESTER CREDIT EVENT FUND AND VIRTUS WESTCHESTER EVENT-DRIVEN FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of The Merger Fund® (“TMF”) and Virtus Westchester Event Opportunities Trust (“VEOT”) (each of TMF and VEOT, a “Trust” and collectively, the “Trusts”) is responsible for determining whether to approve the continuation of each investment advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between TMF and Virtus Investment Advisers, Inc. (“VIA”), with respect to The Merger Fund® and between VEOT and VIA, with respect to each series of VEOT, and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreements, the “Agreements”) among TMF, VIA and Westchester Capital Management, LLC (“Westchester” or the “Subadviser”) with respect to The Merger Fund® and among VEOT, VIA and Westchester with respect to Virtus Westchester Credit Event Fund and Virtus Westchester Event-Driven Fund. At meetings held on November 1, 2022, and November 14-16, 2022 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Funds. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VIA and the Subadviser; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Trusts); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VIA and the Subadviser by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and the Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND®, VIRTUS WESTCHESTER CREDIT EVENT FUND AND VIRTUS WESTCHESTER EVENT-DRIVEN FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
subadviser(s), including (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Funds’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trusts’ Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadviser provided portfolio management, compliance with the respective Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Funds.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (the “Broadridge Report”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and their respective portfolio compositions, as well as the Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to each applicable Fund. The Board was mindful of VIA’s focus on the Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2022.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND®, VIRTUS WESTCHESTER CREDIT EVENT FUND AND VIRTUS WESTCHESTER EVENT-DRIVEN FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
The Merger Fund®. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed for the 3- and 5-year periods.
Virtus Westchester Credit Event Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the year-to-date and 1-year period. The Board also noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 3-year period.
Virtus Westchester Event-Driven Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-year period. The Board also noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 3- and 5-year periods.
After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that each of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of each Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Merger Fund®. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the second quintile of the Expense Universe.
Virtus Westchester Credit Event Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fifth quintile of the Expense Universe.
Virtus Westchester Event-Driven Fund. The Board considered that the Fund’s net management fee was in the fifth quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Funds, as well as its profits and those of its affiliates for managing and providing other services to the Trusts, such as distribution, transfer agency and administrative services provided to the Funds by VIA affiliates. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND®, VIRTUS WESTCHESTER CREDIT EVENT FUND AND VIRTUS WESTCHESTER EVENT-DRIVEN FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under each Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for all of the Funds. The Board also took into account management’s discussion of each Fund’s management fee and subadvisory fee structure. The Board also took into account the current sizes of the Funds. The Board also noted that VIA had agreed to implement an extension of each Fund’s expense cap through April 30, 2024, and had agreed to lower the expense caps applicable to Virtus Westchester Credit Event Fund. The Board then concluded that no other changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current sizes of the Funds managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VIA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadviser, serves as the distributor for each Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in each Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadviser also provides administrative and transfer agency services to the Trusts. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreements. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of each Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Funds as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o The Merger Fund® or Virtus Event Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Funds.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2021 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 103 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2021 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2021 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios),Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2021 103 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served, and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2021).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021).	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2021).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Virtus Westchester Credit Event Fund (the “Fund”),
a series of Virtus Event Opportunities Trust (Unaudited)
Supplement dated December 15, 2022 to the Summary Prospectus and the Virtus Event Opportunities Trust Statutory Prospectus, each dated April 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective January 1, 2023, the Fund’s investment adviser, Virtus Investment Advisers, Inc., will implement a new expense limitation arrangement to further limit the Fund’s expenses. This change is described in more detail below.
Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Total Other Expenses	1.33%	1.34%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.32%	0.32%
Remaining Other Expenses	1.01%	1.02%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses(a)	2.63%	2.39%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.46)%	(0.47)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)(b)	2.17%	1.92%
(a) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.80% for Class A Shares and 1.55% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.
Under “Fees and Expenses,” the “Example” table will be replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$758	$1,281	$1,830	$3,319
Class I	Sold or Held	$195	$701	$1,233	$2,690
In the first table in the section “More Information About Fund Expenses” on page 21 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and a new footnote will be added after the table:
	Class A Shares	Class I Shares
Virtus Westchester Credit Event Fund*	1.80%	1.55%
* Contractual through April 30, 2024.
Investors should retain this supplement with the Prospectuses for future reference.
VEOT 7089/CreditEvent-NewExpCaps (12/22)

THE MERGER FUND® and VIRTUS EVENT OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer S. Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8462	02-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,250 for 2022 and $109,250 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,022 for 2022 and $0 for 2021. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,451 for 2022 and $0 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Event Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $16,473 for 2022 and $0 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Merger Fund®

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 3/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 3/2/23

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 3/2/23

*	Print the name and title of each signing officer under his or her signature.